Exhibit 10.36

                                  OFFICE LEASE
                           (LYNDWOOD EXECUTIVE CENTER)

THIS LEASE (this "Lease") is made as of June ______, 2002, by and between

"Landlord"     RIGGS & COMPANY, a division of Riggs Bank N.A., as Trustee of the
               Multi-Employer Property Trust, a trust organized under 12 C.F.R.
               Section 9.18

                  and

"Tenant"       General Physics Corporation, a Delaware corporation

                                table of contents

SECTION 1:  DEFINITIONS.....................................................4
         Access Laws........................................................4
         Additional Rent....................................................4
         Additional Tenant Improvements.....................................4
         Base Amount Allocable to the Premises..............................4
         Base Rent..........................................................4
         Basic Tenant Improvements..........................................4
         Brokers............................................................4
         Building...........................................................4
         Business Day.......................................................4
         Claims.............................................................4
         Commencement Date..................................................4
         ERISA..............................................................5
         Estimated Operating Costs Allocable to the Premises................5
         Events of Default..................................................5
         Governmental Agency................................................5
         Governmental Requirements..........................................5
         Hazardous Substance(s).............................................5
         Land 5
         Landlord...........................................................5
         Landlord's Agents..................................................5
         Lease Memorandum...................................................5
         Lease Security Deposit.............................................5
         Lease Term.........................................................5
         Lender.............................................................5
         Manager............................................................5
         Manager's Address..................................................5
         Operating Costs....................................................5
         Operating Costs Allocable to the Premises..........................5
         Parking Ratio......................................................5
         Permitted Use......................................................5
         Plans and Specifications...........................................5
         Prepaid Rent.......................................................6
         Premises...........................................................6
         Prime Rate.........................................................6
         Project............................................................6
         Property Taxes.....................................................6
         Punch List Work....................................................6

         Relocation Allowance...............................................6
         Restrictions.......................................................6
         Substantial Completion.............................................6
         Telecommunication Facilities.......................................6
         Telecommunication Services.........................................7
         Tenant.............................................................7
         Tenant Alterations.................................................7
         Tenant Improvement Allowance.......................................7
         Tenant Improvements................................................7
         Tenant's Agents....................................................7
         Tenant's Pro Rata Share............................................7
         Year 7
SECTION 2:  PREMISES AND TERM...............................................7
         2.1      Lease of Premises.........................................7
         2.2      Lease Term................................................7
         2.3      Tenant Improvements.......................................7
         2.4      Commencement Date.........................................8
         2.5      Tenant's Contribution to Tenant Improvement Costs.........9
         2.6      Lease Memorandum..........................................9
         2.7      Use and Conduct of Business...............................9
         2.8      Compliance with Governmental Requirements and Rules
                  and Regulations..........................................10
         2.9      Relocation...............................................10
         2.10     Renewal..................................................10
         2.11     Right of First Offer.....................................12
         2.12     Space Reduction Option...................................12
SECTION 3:  BASE RENT, ADDITIONAL RENT AND OTHER SUMS PAYABLE UNDER LEASE..13
         3.1      Payment of Rental........................................13
         3.2      Base Rent................................................13
         3.3      Lease Security Provisions................................13
         3.4      Additional Rent..........................................13
         3.5      Utilities................................................17
         3.6      Holdover.................................................18
         3.7      Late Charge..............................................18
         3.8      Default Rate.............................................18
SECTION 4:  MANAGEMENT AND LEASING PROVISIONS..............................19
         4.1      Maintenance and Repair by Landlord; Services.............19
         4.2      Maintenance and Repair by Tenant.........................19
         4.3      Common Areas/Security....................................20
         4.4      Tenant Alterations.......................................20
         4.5      Tenant's Work Performance................................21
         4.6      Surrender of Possession..................................21
         4.7      Removal of Property......................................21
         4.8      Access...................................................22
         4.9      Damage or Destruction....................................22
         4.10     Condemnation.............................................23
         4.11     Parking..................................................24
         4.12     Indemnification..........................................24
         4.13     Tenant Insurance.........................................24
         4.14     Landlord's Insurance.....................................25
         4.15     Waiver of Subrogation....................................26
         4.16     Assignment and Subletting by Tenant......................26
         4.17     Assignment by Landlord...................................28
         4.18     Estoppel Certificates and Financial Statements...........28
         4.19     Modification for Lender..................................29
         4.20     Hazardous Substances.....................................29

         4.21     Access Laws..............................................29
         4.22     Quiet Enjoyment..........................................30
         4.23     Signs....................................................30
         4.24     Subordination............................................31
         4.25     Workers Compensation Immunity............................31
         4.26     Brokers..................................................31
         4.27     Limitation on Recourse...................................31
         4.28     Mechanic's Liens and Tenant's Personal Property Taxes....32
         4.29     Landlord's Security Interest.............................32
SECTION 5:  DEFAULT AND REMEDIES...........................................32
         5.1      Events of Default........................................32
         5.2      Remedies.................................................33
         5.3      Right to Perform.........................................34
         5.4      Landlord's Default.......................................35
SECTION 6:  MISCELLANEOUS  PROVISIONS......................................36
         6.1      Notices..................................................36
         6.2      Attorney's Fees and Expenses.............................36
         6.3      No Accord and Satisfaction...............................36
         6.4      Successors; Joint and Several Liability..................36
         6.5      Choice of Law............................................36
         6.6      No Waiver of Remedies....................................36
         6.7      Offer to Lease...........................................37
         6.8      Force Majeure............................................37
         6.9      Landlord's Consent.......................................37
         6.10     Severability; Captions...................................37
         6.11     Interpretation...........................................37
         6.12     Incorporation of Prior Agreement; Amendments.............37
         6.13     Authority................................................37
         6.14     Time of Essence..........................................38
         6.15     Survival of Obligations..................................38
         6.16     Consent to Service.......................................38
         6.17     Landlord's Authorized Agents.............................38
         6.18     Waiver of Jury Trial.....................................38



                               LISTING OF EXHIBITS

Lease Guaranty

Exhibit A.........Legal Description of the Land
Exhibit A-1.......Site Plan of Project
Exhibit B.........Drawing Showing Location and Configuration of the Premises
Exhibit C.........Listing of Plans and Specifications for Tenant Improvements
Exhibit D.........Form of Lease Memorandum
Exhibit E.........Rules and Regulations
Exhibit F.........Description of Permitted Exterior Signs
Exhibit G.........Schedule of Cleaning Services
Exhibit H.........Communications Equipment

                             SECTION 1: DEFINITIONS
                         -----------------------------


Access Laws. The Americans With Disabilities Act of 1990 (including the Americans with Disabilities Act Accessibility Guidelines for Building and Facilities) and all other Governmental Requirements relating to the foregoing.


Additional Rent.  Defined in paragraph captioned "Additional Rent."


Additional Tenant Improvements. Those alterations or improvements to the Premises that will be part of the initial improvements to the Premises but are in addition to the alterations and improvements described in Exhibit C and as appear and are depicted in the Plans and Specifications.


Base  Amount  Allocable  to  the  Premises.   Defined  in  paragraph   captioned
"Additional Rent."

Base Rent. The rate per rentable square foot per annum and the portion of the Lease Term during which such monthly Base Rent is payable shall be determined from the following table except to the extent the next sentence applies. If the final determination of the rentable square feet for the Premises made about the Commencement Date in accordance with the definition of the term "Premises" and the paragraph entitled "Lease Memorandum" differs from the number of rentable square feet utilized in the following table, the Base Rent shall be recomputed using the annual rental rates specified in the table and the finally determined rentable square feet for the Premises. Base Rent set forth in tabular form in the Lease Memorandum shall be final and conclusive as, when and to the extent specified in the paragraph entitled "Lease Memorandum".

             Applicable Portion of Lease Term                Rate Per/Rentable  Annual Base Rent    Monthly Base
                                                             Sq. Ft./ Annum                         Rent  Installment
                                                                                                    (Annual / 12)
Beginning                     Ending

----------------------------- ------------------------------ ------------------ ------------------- ------------------
----------------------------- ------------------------------ ------------------ ------------------- ------------------
September 1, 2002             August 31, 2005                     $21.00            $644,049.00        $53,670.75*
September 1, 2005             August 31, 2006                     $21.42            $656,930.04        $54,744.17
September 1, 2006             August 31, 2007                     $21.85            $670,117.68        $55,843.14
September 1, 2007             August 31, 2008                     $22.29           $683,612.04         $56,967.67
September 1, 2008             August 31, 2009                     $22.73           $697,413.12         $58,117.76
September 1, 2009             August 31, 2010                     $23.19           $711,214.08         $59,267.84
September 1, 2010             August 31, 2011                     $23.65           $725,321.88         $60,443.49
September 1, 2011             August 31, 2012                     $24.12           $739,736.28         $61,644.69
September 1, 2012             January 31, 2013                    $24.60           $754,457.40         $62,871.45


*See Subsection 2.5.1 regarding rent adjustment for thirteenth (13th) month of Lease Term.

Basic Tenant Improvements. Those alterations or improvements to the Premises described in Exhibit C and as appear and are depicted in the Plans and Specifications.

Brokers. Tenant was represented in this transaction by Colliers Pinkard, a licensed real estate broker. Landlord was represented in this transaction by Trammell Crow Company, a licensed real estate broker.

Building. The building located on the Land at 6095 Marshalee Drive, Elkridge,
         Maryland, in the Project and containing approximately 81,798 rentable square feet.

Business Day. Calendar days, except for Saturdays and Sundays and holidays when banks are closed in Washington, D.C.

Claims. An individual and collective reference to any and all claims, demands, damages, injuries, losses, liens, liabilities, penalties, fines, lawsuits, actions, other proceedings and expenses (including reasonable attorneys' fees and expenses incurred in connection with the proceeding whether at trial or on appeal).


Commencement Date. The earlier to occur of: (a) two weeks after the date of Substantial Completion; or (b) the date on which Tenant takes possession of all or part of the Premises for the purpose of doing business (installing communications equipment, furniture and other activities associated with preparing the Premises for occupancy to conduct business shall not be deemed taking possession of the Premises for the purpose of doing business).

ERISA. The Employee Retirement Income Security Act of 1974, as now or hereafter amended, and the regulations promulgated under it.

Estimated Operating Costs Allocable to the Premises. Defined in paragraph captioned "Additional Rent".

Events of Default. One or more of those events or states of facts defined in the paragraph captioned "Events of Default".

Governmental Agency. The United States of America, the state in which the Land is located, any county, city, district, municipality or other governmental subdivision, court or agency or quasi-governmental agency having jurisdiction over the Land and any board, agency or authority associated with any such governmental entity, including the fire department having jurisdiction over the Land.

Governmental Requirements. Any and all statutes, ordinances, codes, laws, rules, regulations, orders and directives of any Governmental Agency as now or later amended.

Hazardous Substance(s). Asbestos, PCBs, petroleum or petroleum-based chemicals or substances, urea formaldehyde or any chemical, material, element, compound, solution, mixture, sub-stance or other matter of any kind whatsoever which is now or later defined, classified, listed, designated or regulated as hazardous, toxic or radioactive by any Governmental Agency.

Land. The land upon which the Building is located in Howard County, State of Maryland, as legally described in Exhibit A attached to this Lease.

Landlord. The trust named on the first page of this Lease, or its successors and assigns as provided in paragraph captioned "Assignment by Landlord".

Landlord's Agents. The trustee of and consultants and advisors to the Landlord, including the Manager, and employees of the foregoing.

Lease Memorandum.  Defined in paragraph entitled "Lease Memorandum."

Lease Security Deposit. The cash sum of __________None___________________ ($_____-0-__________________).

Lease    Term. Commencing on the Commencement Date and ending on the last day of
         (a) that calendar month which is one hundred twenty-five (125) months after the Commencement Date or, if the Lease Term is renewed under
         Section 2.10, (b) the latest Renewal Term, whichever occurs last.

Lender. Defined in paragraph entitled "Landlord's Default."

Manager. Trammell Crow Company, or its replacement as specified by written notice from Landlord to Tenant.

Manager's Address. Trammell Crow Company, 7 St. Paul Street, Baltimore, Maryland
         21202, which address may be changed by written notice from Landlord to Tenant.

Operating Costs.  Defined in paragraph captioned "Additional Rent".

Operating Costs Allocable to the Premises. Defined in paragraph captioned
          "Additional Rent".

Parking Ratio. five (5) parking stalls per 1,000 rentable square feet of the Premises for a total of 151 parking stalls.

Permitted Use. General business office uses, including classroom based training, so long as such use is consistent with Governmental Requirements applicable to the Building.

Plans and Specifications. (a) Those certain plans and specifications for the Tenant Improvements, if any, as listed in Exhibit C and any modifications to them approved in writing by Landlord and Tenant; or
         (b) if Exhibit C does not include a complete listing of such plans and specifications, then such plans and specifications shall be prepared by Landlord (the "Preparing Party") and delivered to Tenant (the "Receiving Party") and approved by Landlord and Tenant as set forth in a side letter executed by Landlord and Tenant contemporaneously with this Lease.

Prepaid Rent. $______None________, to be applied toward Base Rent for the first full calendar month of the Lease Term or to the first month in which full rent is due.

Premises. The portion of the Building designated as Suite 300 and Suite 250, depicted on the plans attached as Exhibit B and agreed by Landlord and Tenant for all purposes under this Lease to consist of approximately 30,669 rentable square feet, comprising the entire third (3rd) floor and a portion of the second (2nd) floor of the Building.

Prime Rate.  Defined in paragraph captioned "Default Rate."

Project. Lyndwood Executive Center, which is comprised of the Land, together with all improvements, including the Building and the companion building on the Land. The Project contains approximately 165,214 rentable square feet.

Property Taxes. (a) Any form of ad valorem real or personal property tax or assessment imposed by any Governmental Agency on the Project or any personal property owned by Landlord located on and used in connection with such Project ; (b) any other form of tax or assessment, license fee, license tax, tax or excise on rent or any other levy, charge, expense or imposition made or required by any Governmental Agency on any interest of Landlord in such Project or personal property; (c) any fee for services charged by any Governmental Agency for any services such as fire protection, street, sidewalk and road maintenance, refuse collection, school systems or other services provided or formerly provided to property owners and residents within the general area of the Project; (d) any governmental impositions allocable to or measured by the area of any or all of such Project or personal property or the amount of any base rent, additional rent or other sums payable under any lease for any or all of such Project or personal property; (e) any gross receipts or other excise tax allocable to, measured by or a function of any one or more of the matters referred to in clause (d). Property Taxes shall not include taxes on Landlord's net income. Any special assessments or charges for capital expenditures or infrastructure shall be included in Property Taxes only to the extent it is levied after the Commencement Date and then only based upon that installment thereof (including interest thereon) payable in a particular tax year assuming such special assessment was spread over the longest term available to Landlord by the assessing authority and at the interest rate available from the assessing authority.

Punch List Work. Minor items of repair, correction, adjustment or completion as such phrase is commonly understood in the construction industry in the metropolitan area in which the Land is located.

Relocation Allowance. The product obtained by multiplying (i) the final determination of the rentable square feet for the Premises on or about the Commencement Date by (ii) (5 x 21.00)/12, which if the size of the Premises is 30,669 rentable square feet is the sum of Two hundred sixty-eight thousand three hundred fifty-three and 75/100 Dollars ($268,353.75) and is to be advanced by Landlord in accordance with
         Section 3.2.

Restrictions. Any covenants, conditions and restrictions applicable to the Land attached as a supplement to Exhibit E.

Substantial Completion. The date that the Tenant Improvements have been completed substantially in accordance with the Plans and Specifications, subject only to Punch List Work, and an occupancy certificate has been obtained which permits the Tenant to occupy and conduct business in the Premises.

Target Date.  September 1, 2002.

Telecommunication Facilities. Equipment, facilities, apparatus and other materials utilized for the purpose of electronic telecommunication, including cable, switches, wires, conduit and sleeves.

Telecommunication Services. Services associated with electronic telecommunications, whether in a wired or wireless mode. Basic voice telephone services are included within this definition.

Tenant. The person or entity(ies) named on the first page of this Lease.

Tenant Alterations.  Defined in paragraph captioned "Tenant Alterations".

Tenant Improvement Allowance. The maximum amount, if any, to be expended by Landlord for the cost of Additional Tenant Improvements (including architectural, engineering, permitting and space planning fees), which maximum shall not exceed One and 25/100 Dollars ($1.25) per rentable square foot.

Tenant Improvements. Collectively, the Basic Tenant Improvements and the
          Additional Tenant Improvements.

Tenant's Agents. Any and all officers, partners, contractors, subcontractors, consultants, licensees, agents, concessionaires, subtenants, servants, employees, customers, guests, invitees or visitors of Tenant.

Tenant's Pro Rata Share. Eighteen and 56/100 percent (18.56%), which shall be final, conclusive and controlling during the Lease Term for all purposes unless a change occurs in the rentable area of the Premises or the Project (e.g., through exercise of the Space Reduction Option, Recapture or condemnation of all or part of the Premises) or a change otherwise appears in the Lease Memorandum on the measurement of the Premises.

Year. A calendar year commencing January 1 and ending December 31 or that portion of the calendar year within the Lease Term.

                          SECTION 2: PREMISES AND TERM

2.1 Lease of Premises. Landlord leases the Premises to Tenant, and Tenant leases the Premises from Landlord, upon the terms and conditions set forth in this Lease.

2.2 Lease Term. The Lease Term shall be for the period stated in the definition of that term, unless earlier terminated as provided in this Lease.

2.3      Tenant Improvements.

2.3.1 Landlord has prepared construction drawings based upon the test fit plan prepared by Arium Architects dated May 3, 2002 for Suite 300 and May 8, 2002 for Suite 250 (the "Space Plan") and the specifications and assumptions attached as Exhibit C.

2.3.2 Landlord shall place the Plans and Specifications out to bid to competitive third-party general contractors and, upon awarding a contract to the general contractor selected by Landlord, shall promptly commence construction work at the Premises. All construction work shall be done in a good and workmanlike manner and in substantial compliance with applicable laws, ordinances, regulations and orders of governmental authorities and shall be under the supervision of Landlord's construction manager. The general contractor and all subcontractors shall be bound by a collective bargaining agreement with a labor organization affiliated with the Building and Construction Trade Department of the AFL-CIO and employ only workers of such labor organization to perform work within their respective jurisdiction. Tenant shall not be charged a construction management fee by Landlord.

2.3.3 If Landlord shall be delayed in substantially completing the Tenant Improvements or in delivering the Premises to Tenant as a result of any act, neglect, failure or omission of Tenant, its employees or agents, including any of the following, such delay shall be deemed a "Tenant Delay": (1) Tenant's failure to provide, or delay in providing, Landlord with any information requested by Landlord for the purpose of completing the Plans and Specifications or the ordering of materials or the letting of bids for the Tenant Improvements;
(2) any change orders by Tenant (to the extent such change is approved by Landlord) in the Plans and Specifications or in any other plan, specification or finish information furnished by Tenant, after Landlord has approved the same, to the extent such change order(s) actually cause delay; (3) delay in the completion of work by any person (other than Landlord or the Landlord's contractor) performing work for Tenant; or (4) Long Lead Items (as defined below). In any such event, Landlord shall immediately notify Tenant in writing of any circumstance believed to constitute a Tenant Delay, and such Tenant Delay shall not postpone or defer the Commencement Date, or Tenant's obligation to pay Rent as of the Commencement Date, but the Commencement Date shall occur on the day when it would otherwise have occurred if such Tenant Delay had not occurred, and the Target Date shall be extended for a period of time equal to the number of days of such Tenant Delay. In addition, Tenant shall pay to Landlord, and shall indemnify and hold Landlord harmless from and against, all additional costs, expenses, damages and claims incurred by Landlord resulting from any Tenant Delay, including without limitation delay damages to the contractor under the contract for the construction of the Tenant Improvements. Any costs payable by Tenant to Landlord hereunder shall be deemed to be Additional Rent under this Lease. In the event that any particular item or items of Tenant Improvements (i) is unique to Tenant's operations within the Building, or (ii) is not readily available in reasonable quantities in, or for delivery to, the Baltimore metropolitan market or requires a long term lead time to procure, obtain or install, Landlord's contractor shall notify Tenant or Landlord (who will notify Tenant) of this fact promptly after ascertaining same. In the event a comparable replacement item is readily available as a substitute for the items described above, and Tenant refuses to accept such substitution after receipt of such notice, such unique or unavailable item(s) shall be deemed "Long Lead Items."

2.3.4 Landlord shall permit Tenant and Tenant's Agents to enter the Premises at Tenant's risk upon Substantial Completion (sooner with respect to such activities as may be coordinated with activities of Landlord's Agents and not impede construction) for the purpose of preparing the Premises for occupancy by Tenant. Such permitted activities shall include, but not be limited to, installing Tenant's telephone system, installing furniture and equipment, installing artwork and similar activities. Tenant shall cause its Agents to observe Landlord's reasonable rules governing safety and security while in the Building.

2.4      Commencement Date.

2.4.1 Landlord shall notify Tenant in writing of Substantial Completion. If Tenant believes that Substantial Completion has not occurred, Tenant shall notify Landlord in writing of its objections within five (5) Business Days after its receipt of the Landlord's notice described in the preceding sentence. Landlord shall have a reasonable time after its receipt of Tenant's notice in which to take such action as may be necessary to achieve Substantial Completion, and shall notify Tenant in writing when such has been achieved. Taking of possession by Tenant for the purpose of doing business shall establish the Commencement Date as specified in the definition of that term even if Tenant disputes whether Substantial Completion has occurred or attempts to condition or qualify the taking of possession. Taking of possession for the purpose of doing business shall further establish that the Premises are in good and satisfactory condition on the Commencement Date and any alleged defects or deficiencies are waived by the Tenant except for any latent defects not reasonably discoverable by Tenant and incomplete Punch List Work. Tenant acknowledges that no representations as to the condition of the Premises have been made by Landlord, unless such are expressly set forth in this Lease. In the event of any dispute as to whether Substantial Completion has occurred, the receipt of a temporary certificate of occupancy shall be conclusive unless a temporary certificate of occupancy is unavailable or delayed due to causes that are Tenant's responsibility shall be conclusive. If the parties anticipate that Punch List Work will remain to be completed on the Commencement Date, Landlord and Tenant shall agree on such Punch List Work prior to occupancy by Tenant and Landlord will promptly complete it after the Commencement Date; provided that at Tenant's request Landlord and Tenant will prepare a supplemental list of Punch List Work within thirty (30) days after the Commencement Date to address Punch List Work that the parties inadvertently overlooked prior to the Commencement Date. Damage caused by Tenant's Agents will not be deemed Punch List Work. Landlord will promptly complete such supplemental Punch List Work after Landlord and Tenant agree upon the list. In no event shall Tenant's refusal or failure to agree on the nature and extent of Punch List Work or the existence of items of Punch List Work delay or postpone the occurrence of the Commencement Date. Tenant shall make no changes to the Plans and Specifications or the work reflected in the Plans and Specifications without the consent of Landlord.

2.4.2 Construction Delay. Subject to force majeure delay and Tenant Delay, Landlord shall reimburse Tenant for the hold over portion of Tenant's current rent at its current leased premises at 6700 Alexander Bell Drive, Columbia, Maryland, in the event the Tenant Improvements are not Substantially Completed by the Target Date and Tenant is actually charged such hold over rent. Such reimbursement shall be limited to $25,000.00 per month for any portion of a month Landlord does not deliver the Premises following the Target Date. Landlord shall reimburse Tenant in accordance with this subsection within twenty (20) Business Days after receipt of Tenant's invoice accompanied by reasonably detailed documentation of the actual hold over rent.

2.5      Tenant's Contribution to Tenant Improvement Costs.

2.5.1 Before any construction of Additional Tenant Improvements occurs, Landlord and Tenant shall agree on the cost thereof. If the cost of the Additional Tenant Improvements exceeds the Tenant Improvement Allowance, Tenant shall pay to Landlord such excess within twenty (20) Business Days after receipt of Landlord's demand made from time to time and accompanied by reasonably detailed documentation of the excess cost incurred by Landlord. If Tenant fails to pay to Landlord the cost of any such excess Tenant Improvements as and when due, Landlord may elect to suspend work on the Tenant Improvements pending such timely payment, and the Commencement Date shall be deemed to have occurred on the date that Substantial Completion would have been achieved absent such suspension of work. Any savings or unused portion of the Tenant Improvement Allowance may be applied by Tenant as a credit against the Monthly Base Rent Installment coming due under this Lease on the first day of the thirteenth month of the Lease Term.

2.5.2 All Tenant Improvements, regardless of which party constructed or paid for them, shall become the property of Landlord and shall remain upon and be surrendered with the Premises upon the expiration or earlier termination of this Lease; provided that, at Landlord's election and upon notice to Tenant at the time Landlord gives its consent, Tenant shall be required to remove all or any portion of the Tenant Improvements (including Telecommunication Facilities) constructed after the Commencement Date upon the expiration or earlier termination of this Lease.

2.6 Lease Memorandum. Contemporaneously with Substantial Completion, Landlord shall prepare and submit to the Tenant a Lease Memorandum in the form of Exhibit D, completed in good faith by Landlord, and executed by Landlord. The information inserted on the Lease Memorandum shall be controlling and conclusive, absent manifest error, and shall prevail over any inconsistent provision in this Lease on (a) the mutual execution of the Lease Memorandum by Landlord and Tenant or (b) the lapse of seven (7) Business Days following delivery of the Lease Memorandum to Tenant without Tenant delivering to Landlord a written objection to all or part of the information in the Lease Memorandum. If Tenant does object in good faith to any information set forth in the Lease Memorandum, it shall execute the Lease Memorandum subject to its specifically-stated, written objections. Tenant must explain the reasons for its objections in reasonable detail. That portion of the Lease Memorandum to which no objection was made shall be conclusive and controlling. Pending resolution of any dispute by agreement or a final determination by a court of competent jurisdiction in accordance with this Lease, Landlord's information as inserted in the Lease Memorandum shall be utilized subject to any later adjustment agreed or found to be appropriate. Tenant's refusal or failure to execute a Lease Memorandum shall neither prevent nor delay the occurrence of the Commencement Date. In no event shall the Lease Memorandum be recorded. However, if a party records this Lease or the Lease Memorandum in violation of this Section 2.6, then the party recording the Lease or Lease Memorandum shall pay any and all transfer taxes, recordation taxes and other charges arising in connection therewith.

2.7      Use and Conduct of Business.

2.7.1 The Premises are to be used only for the Permitted Uses, and for no other business or purpose without the prior consent of Landlord. Landlord makes no representation or warranty as to the suitability of the Premises for Tenant's intended use. Except for the initial occupancy permit for the Premises, which shall be obtained by Landlord, Tenant shall, at its own cost and expense, obtain and maintain any and all licenses, permits, and approvals necessary or appropriate for its use, occupation and operation of the Premises for the Permitted Uses. Tenant's inability to obtain or maintain any such license, permit or approval necessary or appropriate for its use, occupation or operation of the Premises shall not relieve it of its obligations under this Lease, including the obligation to pay Base Rent and Additional Rent.

2.7.2 No act shall be done in or about the Premises by Tenant or Tenant's Agents that is unlawful or that will increase the existing rate of insurance on any or all of the Land or Building. Tenant shall not commit or allow to be committed by Tenant's Agents (a) any waste upon the Premises, (b) any public or private nuisance in or about the Project, or (c) any act or condition which disturbs the quiet enjoyment of any other tenant in the Building, violates any of Landlord's contracts affecting any or all of the Land or Building, creates or contributes to any work stoppage, strike, picketing, labor disruption or dispute, unreasonably interferes in any material way with the business of Landlord or any other tenant in the Building or with the rights or privileges of any contractors, subcontractors, licensees, agents, concessionaires, subtenants, servants, employees, customers, guests, invitees or visitors or any other persons lawfully in and upon the Land or Building.

2.7.3 Tenant shall not, without the prior consent of Landlord, which consent Landlord shall not unreasonably withhold, condition or delay, use any apparatus, machinery, device or equipment in or about the Premises which will cause any substantial noise or vibration or any increase in the normal consumption level of electric power. If any of Tenant's apparatus, machinery, devices or equipment should disturb the quiet enjoyment of any other tenant in the Building, then Tenant shall provide, at its sole cost and expense, adequate insulation or take other such action, including removing such apparatus, machinery, devices or equipment, as may be necessary to eliminate the disturbance. No more than five
(5) food or beverage dispensing machines, which shall be available for the exclusive use of Tenant's Agents, shall be installed by Tenant in the Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed.

2.8 Compliance with Governmental Requirements and Rules and Regulations. Tenant shall comply with all Governmental Requirements and Restrictions relating to its use, occupancy and operation of the Premises and shall observe such reasonable rules and regulations as may be adopted and published by Landlord from time to time for the safety, care and cleanliness of the Premises and the Building, and for the preservation of good order in the Building and for the administration and management of the Building. Current Rules and Regulations are attached to this Lease as Exhibit E. Restrictions, if any exist, are attached as a supplement to Exhibit E. The provisions of this Lease shall govern any conflict between this Lease and the Rules and Regulations.

2.9      Relocation. [Intentionally Deleted.]

2.10 Renewal. Tenant shall have two (2) consecutive options to renew the Lease Term for additional periods of three (3) years (each a "Renewal Term" which shall be deemed part of the Lease Term), under the same terms and conditions of this Lease subject to the following:

2.10.1 Tenant shall exercise the option by providing written notice to Landlord of its election to exercise such option no later than two hundred ten days (210) days prior to the expiration of the then effective Lease Term, provided, however, that Tenant's option to renew shall be subject to the condition that no material default shall have occurred and be continuing after applicable notice and cure periods have expired as of the date of Tenant's exercise of such option or as of the date of commencement of the applicable Renewal Term; and provided further, that if Tenant's estate hereunder shall terminate prior to the commencement of the Renewal Term, Tenant's option to renew shall expire upon such termination. Tenant shall have no other right to renew this Lease after the second Renewal Term. Except as otherwise expressly provided in this Lease, all terms, covenants, and conditions of this Lease shall remain in full force and effect during the Renewal Term, except that (1) the Base Rent applicable to the first year of the Renewal Term shall be the then-prevailing market rate of rent in the Columbia, Maryland office market (the "Market Rate") and (2) the Base Rent applicable to the succeeding years of the Renewal Term shall include a market escalation if leases then being entered into for similar office space in comparable buildings include escalation, and (3) Tenant shall receive the economic benefit(s) of such allowances, concessions and incentives as are then being included in then-prevailing Market Rate leases. If Tenant exercises its option hereunder, then within 15 days after Tenant's request, Landlord shall notify Tenant in writing of the rate of Basic Rent to apply during the Renewal Term, as determined by brokers or other professionals selected by Landlord. If Tenant notifies Landlord that Tenant disagrees with Landlord's determination of the Market Rate within 15 days after receipt of Landlord's notification and if Landlord and Tenant fail to reach agreement within thirty (30) days following Tenant's notice to Landlord of Tenant's disagreement (the "Outside Agreement Date"), then each party shall place in a separate sealed envelope its final proposal as to Market Rate and such determination shall be submitted to arbitration in accordance with paragraph (a) through (e) below. Failure of Tenant to so accept or reject in writing such rental within 15 days after receipt of Landlord's determination of the new Basic Rent shall conclusively be deemed Tenant's rejection of the Basic Rent determined by Landlord.

(a) Landlord and Tenant shall meet with each other within five (5) Business Days after the Outside Agreement Date and exchange the sealed envelopes and then open such envelopes in each other's presence. If Landlord and Tenant do not mutually agree upon the Market Rate within ten (10) Business Days after the exchange and opening of envelopes, then, within ten (10) Business Days after the exchange and opening of envelopes Landlord and Tenant shall agree upon and jointly appoint a single arbitrator who shall by profession be a real estate appraiser, lawyer or broker who shall have been active over the five (5) year period ending on the date of such appointment in the leasing of comparable commercial properties in the vicinity of the Building. Neither Landlord nor Tenant shall consult with such broker or lawyer as to his or her opinion as to Market Rate prior to the appointment. The determination of the arbitrator shall be limited solely to the issue of whether Landlord's or Tenant's submitted Market Rate for the Premises is the closer to the actual Market Rate for the Premises as determined by the arbitrator, taking into account the requirements of this Section 2.10. Such arbitrator may hold such hearings and require such briefs as the arbitrator, in his or her sole discretion, determines is necessary. In addition, Landlord or Tenant may submit to the arbitrator with a copy to the other party within five
(5) Business Days after the appointment of the arbitrator any market data and additional information that such party deems relevant to the determination of Market Rate ("MR Data") and the other party may submit a reply in writing within five (5) Business Days after receipt of such MR Data.

(b) The arbitrator shall, within thirty (30) days after his or her appointment, reach a decision as to whether the parties shall use Landlord's or Tenant's submitted Market Rate, and shall notify Landlord and Tenant of such determination.

(c) The decision and award of the arbitrator shall be final, conclusive, and binding on the parties, absent settlement by agreement of the parties prior to the rendering by the arbitrator of any such decision and award. If the Market Rate is not finally determined prior to the commencement of the extension term in question, Tenant shall pay Base Rent based upon the higher of Tenant's proposed Base Rent or the Base Rent payable under this Lease immediately prior to the expiration of the initial term of this Lease until the final determination of the Market Rate as provided above. If the final determination of such Market Rate is different from the amount paid by Tenant, Landlord shall credit toward future Rent payments any overpayment of Base Rent from the commencement of the Renewal Term in question until such final determination.

(d) If Landlord and Tenant fail to agree upon and appoint an arbitrator, then the appointment of the arbitrator shall be made by any judge having jurisdiction over the parties. Either Landlord or Tenant may petition such judge for such appointment.

(e) The cost of arbitration shall be paid by Landlord and Tenant equally.


                  Immediately after the Basic Rent for the Renewal Term is determined pursuant to this Section, Landlord and Tenant shall execute an amendment to the Lease stating the new Basic Rent in effect.

2.10.2 If Tenant fails to give notice exercising the foregoing option by the date required herein, or if at the time Tenant exercises such option or at commencement of the applicable Renewal Term an Event of Default under this Lease has occurred which is not cured, or if this Lease is assigned by Tenant to an assignee that is not a Related Entity or fifty percent (50%) or more of the Premises in the aggregate is sublet for all or substantially all of the remaining Term to one or more sublessees that are not Related Entities, then Tenant's rights and options to renew shall be automatically terminated and of no further force or effect.

2.11 Right of First Offer. Subject to the rights of other tenants that are in existence on the date of this Lease, Tenant shall have a continuous right of first offer to expand into any remaining rentable space in the Building (the "Option Space") that is or becomes available for lease during the Lease Term. For purposes of the preceding sentence, a lease extension or renewal by an existing Building tenant, regardless of whether such extension or renewal is presently contemplated by the terms of such tenant's lease, shall be deemed to be an existing right. When Landlord issues an offer to lease any portion of the Option Space (except to a then existing tenant), Landlord shall simultaneously notify Tenant that such space is available stating the terms upon which Landlord is willing to lease the space to others ("Landlord's Notice"). Tenant shall have five (5) Business Days to notify Landlord in writing of Tenant's election to lease all of such offered space upon all of the terms and conditions stated in Landlord's Notice, including, but not limited to, length of term, size of premises, rental rate, and tenant improvement allowance. If Tenant elects to lease such space, then upon such election, Landlord and Tenant shall enter into an amendment to this Lease whereby Tenant shall lease such space from Landlord in accordance with the economic terms and benefits contained in Landlord's Notice, but otherwise in accordance with the terms and conditions of this Lease. If Tenant does not elect in writing within the five (5) Business Day period to lease such space, Tenant's right of first offer with respect to such space shall be extinguished and Landlord may thereafter lease the space to others without notice to the Tenant; provided however, that Landlord may not enter into a lease with any such third parties on economic terms materially more favorable to such party than the terms offered by Landlord to Tenant pursuant to Landlord's Notice. As used herein, "materially more favorable" means that the rent, including all incentives, offered to the prospective third party is at least ten percent (10%) more favorable to the prospective third party than the comparable terms offered to Tenant. If Landlord negotiates materially more favorable terms with the prospective third party or does not enter into the proposed lease with the prospective third party within 150 days after Tenant fails to exercise its right of first offer, Landlord shall not enter into any lease with respect to such space without again complying with the provisions of this Section 2.11. Notwithstanding anything in this Section 2.11 to the contrary, any rentable space in the Building that is the subject of active negotiations between Landlord and prospective tenants on the date of this Lease shall not be included in Option Space.

2.12 Space Reduction Option. So long as an Event of Default has not occurred which has not been cured, Tenant shall have and is hereby given a one-time right and option to reduce the size of the Premises in accordance with this Section
2.12. Upon at least six (6) months prior written notice from Tenant to Landlord (the "Space Reduction Notice"), Tenant may reduce the size of the Premises by the rentable square footage on the second floor area initially included in the Premises on the date of this Lease (the "Released Space"). If exercised by Tenant, such reduction shall be effective at the end of the sixtieth (60th) month of the Lease Term (the "Space Reduction Date"). Within twenty (20) Business Days after Landlord receives the Space Reduction Notice, Landlord shall give Tenant written notice of the space reduction fee, which will be equal to the then-unamortized value of the sum of all actual costs of constructing the Tenant Improvements (whether paid directly by Landlord or indirectly through the Tenant Improvement Allowance to Tenant), all actual costs of brokerage commissions, and Relocation Allowance, with such amortization to be calculated with interest at the annual rate of 11% over the initial Lease Term and prorated to the Space Reduction Date multiplied by a fraction the numerator of which is the rentable square footage of the Released Space and the denominator of which is the rentable square footage of the initial Premises (the "Space Reduction Fee"). As a condition to the effectiveness of the Space Reduction Notice, Tenant shall pay the Space Reduction Fee to Landlord within twenty (20) Business Days after Tenant receives Landlord's notice of the calculation of the Space Reduction Fee. On the Space Reduction Date, this Lease shall terminate with respect to the Released Space in all respects except for the provisions of the Lease that may by their terms survive termination, Base Rent shall be reduced in the same proportion as the reduction in size of the Premises and Tenant's Pro Rata Share shall be adjusted to reflect the percentage of rentable square feet of the Project which is leased to Tenant immediately following the Space Reduction Date. If Tenant fails to give the Space Reduction Notice timely and in accordance with this paragraph, Tenant shall be deemed to have waived its right to the space reduction and this Lease shall continue in full force and effect with respect to the entire Premises for the duration of the Lease Term.

    SECTION 3: BASE RENT, ADDITIONAL RENT AND OTHER SUMS PAYABLE UNDER LEASE

3.1 Payment of Rental. Tenant agrees to pay Base Rent, Additional Rent and any other sum due under this Lease to Landlord without demand (except where demand is otherwise required under this Lease), deduction, credit, adjustment or offset of any kind or nature, in lawful money of the United States when due under this Lease, at the offices of Manager at Manager's Address, or to such other party or at such other place as Landlord may from time to time designate in writing.

3.2 Base Rent. On execution of this Lease, Tenant shall pay to Landlord the amount specified in the definition of Prepaid Rent for the month specified in the definition of that term. Tenant agrees to pay the monthly installments of Base Rent to Landlord, without demand and in advance, on or before the first day of each calendar month of the Lease Term. The monthly Base Rent installment for any partial month at the beginning or end of the Lease Term shall be prorated. Base Rent for any partial month at the beginning of the Lease Term shall be paid by Tenant on the Commencement Date. Notwithstanding anything in this Section 3.2 to the contrary, so long as an Event of Default has not occurred under this Lease which has not been cured, Landlord shall credit the Relocation Allowance in five (5) equal installments against the Base Rent due for the first five (5) full months of the Lease Term. In such event, Tenant shall make its first full monthly Base Rent payment on the first day of the sixth (6th) full month of the Lease Term.

3.3 Lease Security Provisions. [Intentionally Deleted]

3.4 Additional Rent. Definitions of certain terms used in this Section 3.4 are set forth in subsection 3.4.6 below. Tenant agrees to pay to Landlord additional rent as computed in this Section (individually and collectively the "Additional Rent"):

3.4.1 Estimated Operating Costs. Commencing January 1, 2004,Tenant shall pay to Landlord as Additional Rent one-twelfth (1/12) of the amount, if any, by which the Estimated Operating Costs Allocable to the Premises exceeds the Base Amount Allocable to the Premises. This sum shall be paid in advance on or before the first day of each calendar month of the Lease Term. Landlord shall furnish Tenant a written statement of Estimated Operating Costs Allocable to the Premises in advance of the commencement of each Year. If such written statement is furnished after the commencement of the Year (or as to the first Year during the Lease Term, after the Commencement Date), Tenant shall also make a retroactive lump-sum payment to Landlord equal to the monthly payment amount, if any, multiplied by the number of months during the Year (or as to the first Year during the Lease Term, after the Commencement Date) for which no payment was paid. Notwithstanding the foregoing, Landlord reserves the right, from time to time during each Year, to revise the Estimated Operating Costs Allocable to the Premises and upon notice to Tenant of such revision, Tenant shall adjust its payment to Landlord under this subsection 3.4.1 accordingly. In determining the Estimated Operating Costs Allocable to the Premises, Landlord shall not include an increase in Controllable Operating Costs of more than five percent (5%) in the aggregate over Controllable Operating Costs for the preceding Year.

3.4.2 Actual Costs. After the close of each Year, Landlord shall deliver to Tenant a written statement setting forth the Operating Costs Allocable to the Premises during the preceding Year; provided that Landlord will not include the portion of Controllable Operating Costs, if any, in excess of a five percent (5%) increase over the Controllable Operating Costs for the preceding Year. If such Operating Costs Allocable to the Premises for any Year exceed the Estimated Operating Costs Allocable to the Premises paid by Tenant to Landlord pursuant to subsection 3.4.1 for such Year, Tenant shall pay the amount of such excess to Landlord within twenty (20) Business Days after receipt of such statement by Tenant. If such statement shows the Operating Costs Allocable to the Premises to be less than the Estimated Operating Costs Allocable to the Premises paid by Tenant to Landlord pursuant to subsection 3.4.1, then the amount of such overpayment shall be paid by Landlord to Tenant within twenty (20) Business Days following the date of such statement or, at Landlord's option, shall be credited towards the installment(s) of Base Rent and Additional Rent next coming due from Tenant.

3.4.3 Determination. The determination of Operating Costs Allocable to the Premises shall be made by Landlord.

3.4.4 Operating Cost Audit. Landlord shall maintain records concerning estimated and actual Operating Costs Allocable to the Premises for no less than thirty-six
(36) months following the period covered by the statement or statements furnished Tenant, after which time Landlord may dispose of such records. Provided that Tenant is not then in default of its obligation to pay Base Rent or Additional Rent under this Section 3.4 and that no other uncured Event of Default then exists, Tenant may, at Tenant's sole cost and expense, cause a Qualified Person (defined below) to inspect Landlord's records. Within one hundred twenty (120) calendar days after receipt of Landlord's written statement of Operating Costs Allocable to the Premises for the previous year, Tenant must provide Landlord written notice if Tenant elects to cause a Qualified Person to inspect Landlord's records. Such inspection, if any, shall be conducted no more than once each Year, during Landlord's normal business hours no sooner than twenty (20) calendar days, but no later than sixty (60) calendar days, after Tenant's written notice to Landlord of Tenant's intent to inspect Landlord's records. Any errors disclosed by the review shall be promptly corrected by Landlord; provided, however, that if Landlord disagrees with any such claimed errors, Landlord shall have the right to cause another review to be made by an auditor of Landlord's choice and at Landlord's sole expense. In the event the results of the review of records (taking into account, if applicable, the results of any additional review caused by Landlord) reveal that Tenant has overpaid obligations for a preceding period, the amount of such overpayment shall be credited against Tenant's subsequent installment(s) of Base Rent, Additional Rent or other payments next coming due to Landlord under the Lease. In the event that such results show that Tenant has underpaid its obligations for a preceding period, the amount of such underpayment shall be paid by Tenant to Landlord within twenty (20) Business Days after Tenant's receipt of Landlord's demand therefor. If the actual Operating Costs Allocable to the Premises for any given Year were improperly computed and if the actual Operating Costs Allocable to the Premises are overstated by more than 5%, Landlord shall reimburse Tenant for the cost of its audit.

3.4.5 End of Term. If this Lease shall terminate on a day other than the last day of a Year, (a) Landlord shall estimate the Operating Costs and Property Taxes Allocable to the Premises for such Year predicated on the most recent reliable information available to Landlord; (b) the amount determined under clause (a) of this sentence shall be prorated by multiplying such amount by a fraction, the numerator of which is the number of days within the Lease Term in such Year and the denominator of which is 365; (c) the Operating Costs Base Amount Allocable to the Premises shall be prorated in the manner described in clause (b); (d) the clause (c) amount (i.e., the prorated Base Amount Allocable to the Premises) shall be deducted from the clause (b) amount (i.e., the prorated Operating Costs Allocable to the Premises); (e) if the clause (d) amount exceeds the Estimated Operating Costs Allocable to the Premises paid by Tenant for the last Year in the Lease Term, then Tenant shall pay the excess to Landlord within twenty (20) Business Days after Landlord's delivery to Tenant of a statement for such excess; and (f) if the Estimated Operating Costs Allocable to the Premises paid by Tenant for the last Year in the Lease Term exceeds the clause (d) amount, then Landlord shall refund to Tenant the excess within the twenty (20) Business Day period described in clause (e) if an Event of Default has not occurred which has not been cured as of the termination date of this Lease. Landlord's and Tenant's obligations under this paragraph shall survive the expiration or other termination of this Lease.

3.4.6 Definitions. Each underlined term in this subparagraph shall have the meaning set forth next to that underlined term:


         Operating Costs Base Amount Allocable to the Premises: The Operating Costs Allocable to the Premises for the year beginning January 1, 2003 and ending December 31, 2003 (the "Base Year").

         Estimated Operating Costs Allocable to the Premises: Landlord's written estimate of Operating Costs Allocable to the Premises for a Year to be given by Landlord to Tenant pursuant to subsection 3.4.1.

         Operating Costs (net of Property Taxes): All expenses paid by Landlord for maintaining, operating, and repairing any or all of the Project, Premises, related improvements, and the personal property used in conjunction with such Project, Premises and related improvements, except for Property Taxes. Included are all expenses paid or incurred by Landlord for: (a) utilities, including electricity, water, gas, sewers, fire sprinkler charges, refuse collection, Telecommunication Services (if provided by Landlord), cable television (if provided by Landlord), steam, heat, cooling or any other similar service and which are not payable directly by tenants in the Project; (b) supplies; (c) cleaning, painting and janitorial services (including window washing), landscaping and landscaping maintenance (including irrigating, trimming, mowing, fertilizing, seeding and replacing plants), snow removal and other services; (d) security services, if any; (e) insurance premiums and applicable insurance deductible payments by Landlord; (f) management fees; (g) compensation (including employment taxes and fringe benefits) of all persons and business organizations who perform duties in connection with any service, repair, maintenance, replacement or improvement or other work included in this subparagraph;
         (h) license, permit and inspection fees; (i) assessments and special assessments due to deed restrictions, declarations or owners associations or other means of allocating costs of a larger tract of which the Land is a part; (j) rental of any machinery or equipment; (k) audit fees and accounting services related to the Project, and charges for the computation of the rents and charges payable by tenants in the Project (but only to the extent the cost of such fees and services are in addition to the cost of the management fee); (l) the cost of repairs or replacements; (m) charges under maintenance and service contracts;
         (n) legal fees and related expenses; (o) maintenance and repair of the roof and roof membranes, (p) costs incurred by Landlord for compliance with any and all Governmental Requirements, including Access Laws, and to increase the efficiency of any electrical, mechanical or other system servicing the Project or the Land; (q) elevator service and repair, if any; (r) business taxes and license fees; (s) any other expense or charge that in accordance with generally accepted accounting and management principles would be considered an expense of maintaining, operating, or repairing the Project; and (t) the amortization of costs of capital improvements in accordance with the next sentence. Costs associated with capital improvements installed or constructed by Landlord other than in the initial construction of the Project, whether such were constructed or installed before or after the Commencement Date, shall be amortized with interest return at the Prime Rate plus two (2) percentage points over the estimated useful life of the capital improvement as reasonably determined by Landlord and the annual amortization of principal and interest attributable to the Lease Term shall be an Operating Cost. The capital improvements referred to in the previous sentence shall include: replacement of roof structure and roof membranes; exterior painting; parking area resurfacing, resealing and restriping parking areas and driveways and upgrading Project common systems and facilities (including HVAC systems, and if owned by Landlord, Telecommunication Facilities).


         Exclusions from Operating Costs: Operating Costs shall not include any of the following: ground rent; interest and amortization of funds borrowed by Landlord for items other than capital improvements; leasing commissions, legal fees and advertising and space planning expenses incurred in procuring tenants; salaries, wages, or other compensation paid to officers or executives of Landlord in their capacities as officers and executives; any amount in excess of Landlord's actual costs; costs reimbursed by insurance or third parties; management fees in excess of prevailing, customary management fees charged for managing comparable buildings in and around Columbia, Maryland; financing costs; costs incurred by Landlord on other than an arms-length basis, to the extent such costs exceed market rates for comparable items or services; costs incurred due to another tenant's negligence, to the extent Landlord receives reimbursement from such tenant or its insurer; costs relating to any capital improvements of any kind to the extent such costs exceed in any calendar year the amortized value of such improvements allocated to such calendar year when such improvements are amortized over their useful life as determined in accordance with generally accepted accounting principles; any cost incurred primarily for the benefit of a particular tenant, which cost shall be paid by such tenant; and utilities consumed by non-office use tenants to the extent the applicable utility consumption of such non-office use tenant exceeds normal utility consumption by office use tenants (e.g., water usage by a restaurant).

         Controllable Operating Costs: Operating Costs with respect to which Landlord can reasonably control increases without materially adversely affecting the maintenance or operation of the Project, Premises, related improvements or personal property used in conjunction with such Project, Premises and related improvements. Operating Costs that are not controllable by Landlord include, but are not limited to, utilities, insurance and snow removal costs.

         Gross-Up Provision: If less than one hundred percent (100%) of the net rentable area of the Project is occupied by tenants at all times during any Year, including the Base Year, then Operating Costs for such Year shall include all additional costs and expenses that Landlord reasonably determines would have been incurred had one hundred percent (100%) of the Project been occupied at all times during such Year by tenants. If less than ninety-five percent (95%) of the net rentable area of the Project is occupied by tenants during any Year and, as a result the Property Taxes are lower than they would be if at least ninety-five percent (95%) of the net rentable area of the Project had been occupied by tenants, then Property Taxes for such Year shall include the additional Property Taxes that Landlord reasonably determines would have been incurred had ninety-five percent (95%) of the Project been occupied during such Year by tenants.

         Operating Costs Allocable to the Premises: The product of Tenant's Pro Rata Share times Operating Costs (net of Property Taxes).

         Qualified Person: This means an accountant or other person experienced in accounting for income and expenses of office projects, who is engaged solely by Tenant on terms which do not entail more than twenty percent (20%) of such person's compensation based or measured upon any savings in Additional Rent or reduction in Operating Costs Allocable to the Premises achieved through the inspection process described in this subparagraph.

         Property Tax Base Amount: The Property Taxes payable for the tax year 2004 (beginning July 1, 2003 and ending June 30, 2004). If the Property Taxes for tax year 2004 are determined to be artificially low because the Project has been assessed on a basis of less than 95% occupancy, the Property Taxes for tax year 2004 will be grossed up to adjust for less than 95% occupancy.

Property Taxes Allocable to the Premises: Tenant's Pro Rata Share of Property Taxes.

3.4.7 Property Tax Escalation. In addition to the payments required by the previous subparagraphs of this Section, commencing January 1, 2004, Tenant shall pay as Additional Rent to Landlord one-twelfth (1/12) of the amount, if any, by which (a) Landlord's estimate of the Property Taxes Allocable to the Premises for the current tax year exceeds the Property Tax Base Amount. This sum shall be paid in advance on or before the first day of each calendar month of the Lease Term thereafter. After the close of each tax year during the Lease Term, Landlord shall deliver to Tenant a written statement setting forth (1) the actual Property Taxes Allocable to the Premises for the Preceding Tax Year, (2) the difference between the amount referred to in clause (1) and the Property Tax Base Amount and (3) the differential between the amount referred to in clause
(2) and the sum of the tentative monthly payments toward such amount made by Tenant. If the differential referred to in clause (3) of the previous sentence represents an underpayment by Tenant, such differential shall be paid to Landlord within twenty (20) Business Days after delivery of Landlord's written statement to Tenant; if such differential represents an overpayment by Tenant, Landlord shall, at its option, either credit such overpayment to the installment(s) of Base Rent and Additional Rent next coming due from Tenant or refund such overpayment to Tenant within twenty (20) Business Days after Tenant's concurrence in the amount due as a refund. If the Lease Term begins or ends on a day other than the beginning or end of a tax year, the amount due as described in clause (2) of this subparagraph shall be prorated on a per diem basis with reference to the tax year. The provisions of this subparagraph shall survive the expiration or other termination of this Lease.

3.4.8 Tenant's Costs. Tenant agrees to reimburse or pay Landlord within twenty
(20) Business Days after invoice from Landlord for (a) any cleaning expenses incurred by Landlord, including carpet cleaning, garbage and trash removal

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expenses, over and above the normal cleaning provided by Landlord, in accordance with Exhibit G , (b) any expense incurred by Landlord for usage in the Premises of heating, ventilating and air conditioning services, elevator services, electricity, water, janitorial services, or any other services or utilities over and above the normal usage for tenants of the Project, (c) any expense incurred by Landlord relating to or arising out of the usage by Tenant or Tenant's Agents of the public or common areas of the Building or Land, or any of the equipment contained therein, which usage is over and above the normal usage for such public or common areas or equipment, and (d) any other direct expense incurred by Landlord on Tenant's behalf. The normal cleaning to be provided by Landlord to the Premises is described in Exhibit G. If Landlord reasonably suspects that Tenant's consumption of utilities is consistently over and above the normal usage of office tenants in the Project, Landlord reserves the right to activate separate sub-metering of electricity, water or other utilities to the Premises, and Tenant agrees to reimburse or pay Landlord within twenty (20) Business Days after invoice from Landlord for all costs of such separate sub-metering, amortized with interest at the Prime Rate plus two (2) percentage points over the remaining Lease Term if the cost of such separate sub-metering exceeds $5,000, in which case the Base Amount Allocable to the Premises and Operating Costs shall be adjusted accordingly; provided that no adjustment shall be made to the Base Amount Allocable to the Premises and Operating Costs with respect to the separate sub-metering of Tenant's data center and supplemental HVAC as provided in Section 3.5.4.

3.4.9 Payments Deemed Additional Rent. Any sums payable under this Lease pursuant to this paragraph or otherwise shall be Additional Rent and, in the event of nonpayment of such sums, Landlord shall have the same rights and remedies with respect to such nonpayment as it has with respect to nonpayment of the Base Rent due under this Lease.

3.5      Utilities.

3.5.1 Landlord shall have the right from time to time to select the company or companies providing electricity, gas, fuel, and other similar utility services to the Building; provided that any such company shall provide utility services to the Building (and its tenants) upon terms which reflect competitive arms-length market rates for comparable services. Tenant shall contract directly and pay for Telecommunication Services used on or from the Premises together with any taxes, penalties, surcharges or similar charges relating to such Telecommunications Services. If any such service is not separately metered to the Premises or is not otherwise separately accounted for and billed to Tenant, the cost therefor shall be an Operating Cost under this Lease. However, notwithstanding the foregoing, nothing in this Lease shall require Tenant to use any utility service provider selected by Landlord where such utility service can be provided to Tenant and/or the Premises independent of the delivery of such service to other tenants in the Building; provided that, with the exception of Telecommunication Services, if the effect of Tenant's obtaining such utility service independent of Landlord's delivery of such service to other tenants in the Building is to increase the per unit cost of such service to the Building, Tenant shall reimburse Landlord for such increase in cost, and the Operating Costs for the Base Year shall be reduced by the cost of such utility service provided to the Premises during the Base Year. If during any Year Landlord commences to provide Telecommunications Services or cable television services that were not included in Operating Costs during the Base Year, the Operating Costs for the Base Year will be increased to include Landlord's reasonable estimate of the cost of such services that would have been incurred during the Base Year had such service been provided.

3.5.2 Tenant acknowledges that space on the Building rooftop and in Building risers, equipment rooms and equipment closets is limited. If Tenant requires Telecommunication Services for the Premises other than from the provider or providers of Telecommunication Services selected by Landlord and whose Telecommunication Facilities are installed in or about the Building or on the rooftop of the Building, provision for alternate or supplemental Telecommunication Services or Telecommunication Facilities has been made in Exhibit H attached to and made part of this Lease. Unless otherwise required by law, neither Tenant, nor a provider of Telecommunication Services to Tenant, in the future shall be entitled to locate or install Telecommunication Facilities in, on or about the Building without (a) first obtaining Landlord's advance, written consent (which consent shall not unreasonably be withheld, conditioned or delayed) and (b) the advance execution by Landlord and Tenant of a satisfactory agreement granting a license to Tenant for such purposes and setting forth the scope, the additional rent, if any, and the other terms and conditions of that license, and (c) Tenant negotiating and obtaining the right,

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if any is required, to bring such Telecommunication Facilities across public or private property to an approved entry point to the Building. Any future application by Tenant for permission to locate or install Telecommunication Facilities shall (1) be in such form and shall be accompanied by such supporting information as the Landlord may reasonably require, (2) be subject to such procedures, regulations and controls as the Landlord may reasonably specify and
(3) be accompanied by such payment as the Landlord may reasonably request to reimburse Landlord for its costs of evaluating and processing the application and in negotiating and preparing the agreement described earlier in this subparagraph.

3.5.3 Landlord shall in no case be liable or in any way be responsible for damages or loss to Tenant arising from the failure of, diminution of or interruption in electrical power, natural gas, fuel, Telecommunication Services, sewer, water, or garbage collection services, other utility service or building service of any kind to the Premises, unless such interruption in, deprivation of or reduction of any such service was caused by the gross negligence or willful misconduct of Landlord, its agents or contractors or by a failure in facilities, equipment or systems in the Landlord's ownership. To the extent that Landlord bears any responsibility for any such interruption, deprivation or reduction in utility or building services to the Premises and such failure of, diminution of, or interruption in services causes Tenant to be deprived of all reasonable use of the Premises for more than three (3) consecutive Business Days, Landlord's responsibility and Tenant's remedy shall be limited to an abatement in Base Rent for the period beginning with (a) the day of such interruption, deprivation or reduction and ending on (b) the date such interruption, deprivation or reduction that is Landlord's responsibility is not causing Tenant to be deprived of all reasonable use of the Premises.

3.5.4 The Tenant Improvements shall include a supplemental HVAC system for Tenant's 300 to 500 square foot data center in the Premises, which shall be separately metered for electricity and billed directly to Tenant by the utility company. Such separate metering and billing shall not reduce Tenant's Pro Rata Share or the Operating Costs Allocable to the Premises.

3.6 Holdover. Tenant is not authorized to hold over beyond the expiration or earlier termination of the Lease Term. If Landlord consents to a holdover and no other agreement is reached between Tenant and Landlord concerning the duration and terms of the Holdover, Tenant's holdover shall be a month-to-month tenancy. During such tenancy, Tenant shall pay to Landlord monthly 150% of the rate of monthly Base Rent in effect on the expiration or termination of the Lease Term plus all Additional Rent and other sums payable under this Lease, and shall be bound by all of the other covenants and conditions specified in this Lease, so far as applicable. If the Landlord does not consent to the Tenant's remaining in possession, Landlord shall have all the rights and remedies provided for by law and this Lease, including the right to recover consequential damages suffered by Landlord in the event of Tenant's wrongful refusal to relinquish possession of the Premises. The Base Rent applicable for the period that Tenant wrongfully remains in possession shall in be increased to 150% of the rate of Base Rent in effect for a comparable period on the expiration or termination of the Lease Term.

3.7 Late Charge. If Tenant fails to make any payment of Base Rent, Additional Rent or other amount within five (5) days after the date when due under this Lease, a late charge is immediately due and payable by Tenant equal to five percent (5%) of the amount of any such payment. Landlord and Tenant agree that this charge compensates Landlord for the administrative costs caused by the delinquency. The parties agree that Landlord's damage would be difficult to compute and the amount stated in this paragraph represents a reasonable estimate of such damage. Assessment or payment of the late charge contemplated in this paragraph shall not excuse or cure any Event of Default or breach by Tenant under this Lease or impair any other right or remedy provided under this Lease or under law.

3.8 Default Rate. Any Base Rent, Additional Rent or other sum payable under this Lease which is not paid within five (5) days after the date when due (or within twenty (20) Business Days if otherwise due on demand) shall bear interest at a rate equal to the lesser of: (a) the published prime or reference rate of Riggs Bank N.A., or such other national banking institution designated by Landlord if such bank ceases to publish such rate (the "Prime Rate"), then in effect, plus two (2) percentage points, or (b) the maximum rate of interest per annum permitted by applicable law (the "Default Rate"), but the payment of such interest shall not excuse or cure any Event of Default or breach by Tenant under this Lease or impair any other right or remedy provided under this Lease or under law.

                  SECTION 4: MANAGEMENT AND LEASING PROVISIONS

4.1      Maintenance and Repair by Landlord; Services.

4.1.1 Subject to the Sections captioned "Damage or Destruction" and "Condemnation", Landlord shall repair, replace and maintain the Building, including, without limitation, structural elements, the foundation, the roof and roof membrane, and all Building systems, including, without limitation, electrical, mechanical, plumbing, sewer, fire-life-safety and heating, air conditioning and ventilating systems, in reasonably good order and condition consistent with Government Requirements and with first-class buildings of the same or similar use as the Building located in the metropolitan area in which the Building is located and subject to reasonable wear and tear. Landlord shall make such repairs and replacements thereto as become necessary after obtaining actual knowledge of the need for such repairs. All repair costs shall be included in Operating Costs, except for damage occasioned by the act or omission of Tenant or Tenant's Agents which shall be paid for entirely by Tenant within twenty (20) Business Days after demand by Landlord and except for damage occasioned by the act or omission of other tenants (or third parties for whom they are responsible) which shall be paid for entirely by such tenants. In the event any or all of the Building becomes in need of maintenance or repair which Landlord is required to make under this Lease, Tenant shall immediately give written notice to Landlord, and Landlord shall not be obligated in any way to commence such maintenance or repairs until a reasonable time (determined in the context of the circumstances requiring attention) elapses after Landlord's receipt of such notice.

4.1.2 Landlord agrees to furnish Tenant the following services: (a) hot and cold water at those points of supply in the Premises and where provided for general use of other tenants in the Building; (b) central heat and air conditioning at such temperatures and in such amounts as are considered by Landlord to be standard or as required by governmental authority; (c) routine maintenance and electric lighting service for all Building standard light fixtures in the Premises , and in all common areas of the Building in the manner and to the extent deemed by Landlord to be standard (but at a minimum including light bulb replacement); (d) janitorial service as provided in Exhibit G; (e) facilities to provide electrical current to Tenant in its use and occupancy of the Premises;
(f) telephone service to the Premises unless Tenant provides its own telephone service; (g) elevator service; and (h) access to and egress from the Building, the Premises, the common areas and the parking spaces provided by Landlord to Tenant, twenty four (24) hours per day, seven (7) days per week. Landlord shall only be obligated to provide heating and air-conditioning to the Premises during Normal Business Hours (hereinafter defined). As used herein, the term "Normal Business Hours" shall mean Monday through Friday 7:30 a.m. to 6:00 p.m., and Saturday 9:00 a.m. to 12:00 p.m., excluding Holidays. As used herein, the term "Holidays" shall mean New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. At times other than Normal Business Hours and days aforesaid, central air conditioning and heating shall be provided to Tenant upon at least twenty-four (24) hours' prior notice from Tenant (except for weekend and Holiday HVAC service, which requires notice by 6:00 p.m. on the second (2nd) Business Day immediately preceding such weekend day or Holiday). Tenant shall pay Landlord within twenty (20) Business Days after demand for such service at the hourly charge established by Landlord for each hour (or a portion thereof) of after-hours usage. The current hourly charge for after hours HVAC service is $50.00, which is Landlord's "fully loaded" actual cost. Such hourly charge may be adjusted by Landlord from time to time to pass through to Tenant direct incremental increases in utility costs from the utility company providing the applicable utility service.

4.2 Maintenance and Repair by Tenant. Except as is expressly set forth as Landlord's responsibility pursuant to the paragraph captioned "Maintenance and Repair by Landlord," Tenant shall at Tenant's sole cost and expense keep, clean and maintain the Premises in good condition and repair, including interior painting, plumbing and utility fixtures and installations, carpets and floor coverings, all interior wall surfaces and coverings (including tile and paneling), window replacement (if replacement is necessary due to the action or inaction of Tenant or Tenant's Agents), exterior and interior doors, roof penetrations and membranes in connection with any Tenant installations on the roof, light bulb replacement (except light bulb replacement for building standard lighting fixtures, which is Landlord's responsibility) and interior preventative maintenance. If Tenant fails to maintain or repair the Premises in accordance with this paragraph, then Landlord may, but shall not be required to, enter the Premises upon two (2) Business Days prior written notice to Tenant (or immediately without any notice in the case of an emergency) to perform such maintenance or repair at Tenant's sole cost and expense. Tenant shall pay to Landlord the cost of such maintenance or repair plus a fifteen percent (15%) administration fee within twenty (20) Business Days of written demand from Landlord.

4.3      Common Areas/Security.

4.3.1 The common areas of the Building shall be subject to Landlord's sole management and control. Without limiting the generality of the immediately preceding sentence, Landlord reserves the exclusive right as it deems necessary or desirable to install, construct, remove, maintain and operate lighting systems, facilities, improvements, equipment, Telecommunication Facilities and signs on, in or to all parts of the common areas; change the number, size, height, layout, or locations of walks, driveways and truckways or parking areas now or later forming a part of the Land or Building; make alterations or additions to the Building or common area; close temporarily all or any portion of the common areas to make repairs, changes or to avoid public dedication; grant easements to which the Land will be subject; replat, subdivide, or make other changes to the Land; place or relocate or cause to be placed or located utility lines and Telecommunication Facilities through, over or under the Land and Building; and use or permit the use of all or any portion of the roof of the Building. Landlord reserves the right to relocate parking areas and driveways and to build additional improvements in the common areas so long as Tenant's Parking Ratio is maintained. Landlord will not exercise a right under this subsection 4.3.1 if such exercise would unreasonably interfere with Tenant's access to or use or enjoyment of the Premises and the Project in accordance with this Lease.

4.3.2 Landlord has no duty or obligation to provide any security services in, on or around the Premises, Land or Building, and Tenant recognizes that security services, if any, provided by Landlord will be for the sole benefit of Landlord and the protection of Landlord's property and under no circumstances shall Landlord be responsible for, and Tenant waives any rights with respect to, Landlord providing security or other protection for Tenant or Tenant's Agents or property in, on or about the Premises, Land or Building. Subject to Landlord's prior approval, which shall not unreasonably be withheld, conditioned or delayed, Tenant may, at its sole cost and expense, install, establish and maintain security services within the Premises; provided that, such security services (including any apparatus, facilities, equipment or people utilized in connection with the provision of such security services) comply with the Governmental Requirements and shall not cause the Building to be out of compliance with the Governmental Requirements. Notwithstanding the foregoing, any such security services installed, established or maintained by Tenant must not unreasonably affect or impact any portion of the Building or the Land other than the Premises and shall not in any way limit or interfere with Landlord's ability to exercise its rights as provided in the paragraph captioned "Access". Tenant's rights under this subparagraph are subject to all the obligations, limitations and requirements as set forth in the paragraphs captioned "Tenant Alterations" and "Tenant's Work Performance".

4.4 Tenant Alterations. Without Landlord's prior approval and subsequent to completion of the Tenant Improvements, Tenant may make improvements, additions, installations, decorations and changes to the Premises that do not affect Building systems (other than minor electrical work or minor plumbing work inside the Premises) or structural components, the cost of which shall not exceed $25,000.00 in any one instance or $50,000.00 in the aggregate in any twelve-month period ("Permitted Alterations"). If Permitted Alterations will involve any drywall installation, Tenant shall give Landlord at least five (5) days' advance notice of such work. Other than Permitted Alterations, Tenant shall not make any alterations, additions or improvements in or to the Premises, or make changes to locks on doors, or add, disturb or in any way change any floor covering, wall covering, fixtures, plumbing, or wiring (individually and collectively "Tenant Alterations"), without first obtaining the consent of Landlord, which shall not unreasonably be withheld, conditioned or delayed; provided that Landlord's consent may be withheld in Landlord's absolute discretion if Building systems (other than minor electrical work or minor plumbing work inside the Premises) or structural components of the Building are affected. Tenant shall deliver to Landlord full and complete plans and specifications for any proposed Tenant Alterations and, if consent by Landlord is given, all such work shall be performed at Tenant's expense by Landlord or by Tenant at Tenant's election. Tenant shall pay to Landlord all reasonable costs incurred by Landlord for any architecture, engineering, supervisory and/or legal services in connection with any Tenant Alterations, including, without limitation, Landlord's review of the Plans and Specifications. Without limiting the generality of the foregoing, Landlord may require Tenant, at Tenant's sole cost and expense, to obtain and provide Landlord with proof of insurance coverage and a payment and performance bond (or other evidence of fiscal responsibility reasonably acceptable to Landlord), in forms, amounts and by companies reasonably acceptable to Landlord. Should Tenant make any alterations without Landlord's prior written consent, or without satisfaction of any conditions established by Landlord, Landlord shall have the right, in addition to and without limitation of any right or remedy Landlord may have under this Lease, at law or in equity, to require Tenant to remove some or all of Tenant Alterations, or at Landlord's election, Landlord may remove such Tenant Alterations and restore the Premises at Tenant's expense. Nothing contained in this paragraph or the paragraph captioned "Tenant's Work Performance" shall be deemed a waiver of the provisions of the paragraph captioned "Mechanic's Liens". For all purposes of this Lease other than the obligation to obtain Landlord's prior consent, Permitted Alterations are Tenant Alterations.

4.5 Tenant's Work Performance. Unless Tenant elects to have Landlord perform the Tenant Alterations, Tenant Alterations to be performed under this paragraph shall be performed by contractors employed by Tenant under one or more construction contracts, in form and content approved in advance in writing by Landlord. With respect to Tenant Alterations that require Landlord's approval, approval shall be subject to Landlord's discretion as provided in the preceding subsection and shall include a requirement that the prime contractor and the respective subcontractors of any tier performing the Tenant Alterations: (a) be parties to, and bound by, a collective bargaining agreement with a labor organization affiliated with the Building and Construction Trades Council of the AFL-CIO applicable to the geographic area in which the Building is located and to the trade or trades in which the work under the contract is to be performed and (b) employ only members of such labor organizations to perform work within their respective jurisdictions. Tenant's contractors, workers and suppliers shall work in harmony with and not interfere with workers or contractors of Landlord or other tenants of Landlord. If Tenant's contractors, workers or suppliers do, in the reasonable opinion of Landlord, cause such disharmony or interference, Landlord's consent to the continuation of such work may be withdrawn upon written notice to Tenant, pending resolution of such disharmony or interference. All Tenant Alterations shall be (1) completed in accordance with the plans and specifications approved by Landlord; (2) completed in accordance with all Governmental Requirements; (3) carried out promptly in a good and workmanlike manner; (4) of all new materials; and (5) free of defect in materials and workmanship. Tenant shall pay for all damage to the Premises, Building and Land caused by Tenant or Tenant's Agents. Tenant shall indemnify, defend and hold harmless Landlord and Landlord's Agents from any Claims arising as a result of the Tenant Alterations or any defect in design, material or workmanship of any Tenant Alterations, unless due to the acts or omissions of Landlord or Landlords' Agents.

4.6 Surrender of Possession. Subject to the Sections captioned "Damage or Destruction" and "Condemnation" and to the last subparagraph of the Section captioned "Insurance", Tenant shall, at the expiration or earlier termination of this Lease, surrender and deliver the Premises to Landlord in as good condition as when received by Tenant from Landlord or as later improved, reasonable use and wear excepted, and free from all tenancies or occupancies by any person.

4.7 Removal of Property. Upon expiration or earlier termination of this Lease, Tenant may remove its personal property, office supplies and office furniture and equipment if (a) such items are readily moveable and are not fixtures attached to the Premises; (b) such removal is completed prior to the expiration or earlier termination of this Lease; (c) an Event of Default has not occurred and not been cured at the time of such removal; and (d) Tenant immediately repairs all damage caused by or resulting from such removal. All other property in the Premises and any Tenant Alterations (including, wall-to-wall carpeting, paneling, wall covering, lighting fixtures and apparatus or any other fixture affixed to the floor, walls, ceiling or any other part of the Premises or Building) shall become the property of Landlord and shall remain upon and be surrendered with the Premises; provided, however, at Landlord's sole election, Tenant shall be obligated, at its sole cost and expense, to remove all (or such portion as Landlord shall designate) of the Tenant Alterations (including Telecommunication Facilities), repair any damages resulting from such removal and return the Premises to the same condition as existed prior to such Tenant Alterations if Landlord so notified Tenant at the time it gave its consent to such Tenant Alterations. Tenant waives all rights to any payment or compensation for such Tenant Alterations (including Telecommunication Facilities). If Tenant shall fail to remove any of its property from the Premises, Building or Land at the expiration or earlier termination of this Lease or when Landlord has the right of re-entry, Landlord may, at its option, remove and store such property at Tenant's expense without liability for loss of or damage to such property, such storage to be for the account and at the expense of Tenant. Tenant shall pay all costs incurred by Landlord within ten (10) Business Days after demand for such payment. If Tenant fails to pay the cost of storing any such property, Landlord may, at its option, after it has been stored for a period of twenty
(20) Business Days or more, sell or permit to be sold, any or all such property at public or private sale (and Landlord may become a purchaser at such sale), in such manner and at such times and places as Landlord in its sole discretion may deem proper, without notice to Tenant, and Landlord shall apply the proceeds of such sale: first, to the cost and expense of such sale, including reasonable attorney's fees actually incurred; second, to the payment of the costs or charges for storing any such property; third, to the payment of any other sums of money which may then be or later become due Landlord from Tenant under this Lease; and, fourth, the balance, if any, to Tenant.

4.8 Access. Tenant shall permit Landlord and Landlord's Agents to enter into the Premises at any time on at least one (1) Business Day's notice (except in case of emergency in which case no notice shall be required), for the purpose of inspecting the same or for the purpose of repairing, altering or improving the Premises or the Building. Landlord, Landlord's Agents and any other person entering the Premises shall comply with Government Requirements for security, if any, applicable to the Premises by virtue of any government contract work being performed by Tenant or Tenant's Agents therein. Nothing contained in this paragraph shall be deemed to impose any obligation upon Landlord not expressly stated elsewhere in this Lease. When reasonably necessary, Landlord may temporarily close Building or Land entrances, Building doors or other facilities, without liability to Tenant by reason of such closure and without such action by Landlord being construed as an eviction of Tenant or as relieving Tenant from the duty of observing or performing any of the provisions of this Lease. Landlord shall have the right to enter the Premises at any time one at least one (1) Business Day's notice during the last six (6) month's of the Lease Term for the purpose of showing the Premises to prospective tenants and to erect on the Premises a suitable sign indicating the Premises are available. Tenant shall give written notice to Landlord at least ten (10) Business Days prior to vacating the Premises and shall arrange to meet with Landlord for a joint inspection of the Premises prior to vacating. Landlord shall not be liable for the consequences of refusing to admit by passkey to the Premises Tenant or any of Tenant's Agents, or any other persons claiming the right of admittance who does not have a key, access card, or other appropriate identification authorizing access to the Premises.

4.9      Damage or Destruction.

4.9.1 If the Premises are damaged by fire, earthquake or other casualty, Tenant shall give immediate written notice thereof to Landlord. Landlord shall notify Tenant within forty (40) Business Days after notice of such casualty of Landlord's decision regarding restoration of the Premises. If Landlord fails to so notify Tenant within such forty (40) Business Day period and such failure continues for twenty (20) Business Days after written notice from Tenant, Tenant shall then have the right to terminate this Lease by written notice to Landlord given at any time after expiration of the twenty (20) Business Day notice period and before receipt of Landlord's notice of Landlord's decision regarding restoration of the Premises. Such termination shall be effective twenty (20) Business Days after the date of Tenant's termination notice. If Landlord estimates that the damage can be repaired in accordance with the then-existing Governmental Requirements within one hundred-twenty (120) Business Days after

Landlord is notified by Tenant of such damage and if there are sufficient insurance proceeds available to repair such damage, then Landlord shall proceed with reasonable diligence to restore the Premises to substantially the condition which existed prior to the damage and this Lease shall not terminate. If, in Landlord's estimation, the damage cannot be repaired within such 120 Business Day period or if there are insufficient insurance proceeds available to repair such damage, Landlord may elect in its absolute discretion to either: (a) terminate this Lease or (b) restore the Premises to substantially the condition which existed prior to the damage and this Lease will continue. If Landlord restores the Premises under this paragraph, then Landlord shall use commercially reasonable efforts to proceed toward completion of the restoration and (1) the Lease Term shall be extended for the time required to complete such restoration, and (2) Landlord shall not be required to repair or restore Additional Tenant Improvements in excess of the Tenant Improvement Allowance, Tenant Alterations (including Telecommunication Facilities), or any or all furniture, fixtures, equipment, inventory, improvements or other property which was in or about the Premises at the time of the damage and was not owned by Landlord. If Landlord notifies Tenant of Landlord's intent to repair or restore the Premises, but does not complete the repairs or restoration with one hundred twenty (120) Business Days after Landlord is notified by Tenant of such damage, which period may be extended due to force majeure delays as provided in Section 6.8, Tenant shall have the right to notify Landlord of Tenant's intent to terminate this Lease, which termination will be effective twenty (20) Business Days after the date of such notice if Landlord does not complete and deliver the restored Premises to Tenant during such twenty (20) Business Day period. Base Rent, Additional Rent and any other sum due under this Lease shall be abated during any reconstruction period on a pro rata basis in proportion to the rentable square footage of the Premises that Tenant is deprived of all reasonable use during such restoration. Tenant agrees to look to the provider of Tenant's insurance for coverage for the loss of Tenant's use of the Premises and any other related losses or damages incurred by Tenant during any reconstruction period.

4.9.2 If the Building is damaged by fire, earthquake or other casualty and more than fifty percent (50%) of the Building is rendered untenantable, without regard to whether the Premises are affected by such damage, Landlord may in its absolute discretion and without limiting any other options available to Landlord under this Lease or otherwise, elect to terminate this Lease by notice in writing to Tenant within forty (40) Business Days after the occurrence of such damage if Landlord is also terminating the leases of other tenants in the Building who are similarly situated to Tenant. Such notice shall be effective twenty (20) Business Days after receipt by Tenant unless a later date is set forth in Landlord's notice. If Landlord fails to give such notice to Tenant within forty (40) Business Days after the occurrence of such damage, then Landlord shall proceed with reasonable diligence to restore the Building to substantially the condition which existed prior to the damage.

4.9.3 Notwithstanding anything contained in this Lease to the contrary, if there is damage to the Premises or Building and the holder of any indebtedness secured by a mortgage or deed of trust covering any such property requires that the insurance proceeds be applied to such indebtedness or if the insurance proceeds are otherwise inadequate to complete the repair of the damages to the Premises, the Building or both, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within fifteen (15) Business Days after Landlord is notified of such requirement.

4.9.4 Notwithstanding the foregoing, if the Premises or the Building are wholly or partially damaged or destroyed within the final twelve (12) months of the Term, Landlord or Tenant may, at its option, elect to terminate this Lease upon written notice to the other within thirty (30) days following such damage or destruction.

4.10 Condemnation. If all of the Premises, or such portions of the Building as may be required for the Tenant's reasonable use of the Premises, are taken by eminent domain or by conveyance in lieu thereof, this Lease shall automatically terminate as of the date the physical taking occurs, and all Base Rent, Additional Rent and other sums payable under this Lease shall be paid to that date. In case of taking of a part of the Premises or a portion of the Building not required for the Tenant's reasonable use of the Premises, then this Lease shall continue in full force and effect and the Base Rent shall be equitably reduced based on the proportion by which the floor area of the Premises is reduced, such reduction in Base Rent to be effective as of the date the physical taking occurs. Additional Rent and all other sums payable under this Lease shall not be abated but Tenant's Pro Rata Share shall be redetermined as equitable under the circumstances. Landlord reserves all rights to damages or awards for any taking by eminent domain relating to the Premises, Building, Land and the unexpired term of this Lease. Tenant assigns to Landlord any right Tenant may have to such damages or award and Tenant shall make no claim against Landlord for damages for termination of its leasehold interest or interference with

Tenant's business. Tenant shall have the right, however, to claim and recover from the condemning authority compensation for any loss to which Tenant may be entitled for Tenant's moving expenses or other relocation costs; provided that, such expenses or costs may be claimed only if they are awarded separately in the eminent domain proceedings and not as a part of the damages recoverable by Landlord.

4.11 Parking. Appurtenant to the lease of the Premises, Tenant shall have the nonexclusive privilege during the Lease Term to use up to five (5) parking spaces per 1,000 rentable square feet leased hereunder among the parking spaces on the Land in common with other tenants of Landlord, but only in areas reasonably designated by Landlord. Landlord shall designate two (2) parking spaces as reserved for Tenant in a location to be determined by Landlord in the location shown cross-hatched in red on Exhibit A-1. Tenant's parking privileges shall be subject to the rules and regulations relating to parking adopted by Landlord from time to time. Landlord shall have the right to grant designated, reserved parking stalls to other tenants in the Building. In no event shall the number of parking stalls used by Tenant and Tenant's Agents, including reserved spaces, exceed the number of stalls allocated to Tenant in the definition of the Parking Ratio. Similarly, in no event shall Landlord materially reduce the number of available parking spaces on the Land to the extent that the Parking Ratio cannot reasonably be achieved. Landlord shall have no obligation whatsoever to monitor, secure or police the use of the parking or other common areas, including the reserved spaces.

4.12     Indemnification.

4.12.1 Tenant shall indemnify, defend and hold harmless Landlord and Landlord's Agents from and against any and all Claims, arising in whole or in part out of
(a) the Tenant's possession, use or occupancy of the Premises or the business conducted in the Premises, (b) any act, omission or negligence of Tenant or Tenant's Agents, or (c) any uncured Event of Default under this Lease by Tenant; however, Tenant shall have no obligation to indemnify, defend or hold harmless Landlord or Landlord's Agents from or against any Claims arising solely out of the negligence or willful misconduct of Landlord or Landlord's Agents.

4.12.2 Except as specified in this Section 4.12, neither Landlord nor Landlord's Agents shall, to the extent permitted by law, have any liability to Tenant, or to Tenant's Agents, for (1) any Claims arising out of any repair to any portion of the Premises; (2) interruption in or interference with the use of the Premises or any equipment therein; (3) any accident or damage resulting from any use or operation by Landlord, Tenant or any person or entity of heating, cooling, electrical, sewerage or plumbing equipment or apparatus or Telecommunication Facilities; (4) termination of this Lease by reason of damage to the Premises or Building; (5) fire, robbery, theft, vandalism, mysterious disappearance or a casualty of any kind or nature; (6) actions of any other tenant of the Building or of any other person or entity; (7) inability to furnish any service required of Landlord as specified in this Lease; or (8) leakage in any part of the Premises or the Building from rain, ice or snow, or from drains, pipes or plumbing fixtures in the Premises or the Building. Landlord shall be responsible only for Claims arising solely out of the negligence or willful misconduct of Landlord in failing to repair or maintain the Building as required by the paragraph captioned "Maintenance and Repair by Landlord"; but in no event shall Landlord's responsibility extend to any interruption to Tenant's business or any indirect or consequential losses suffered by Tenant or Tenant's Agents or extend beyond Landlord's responsibility as set forth in the subsection entitled "Utilities" when that subsection is applicable.

4.12.3 Landlord hereby agrees to indemnify and hold Tenant and Tenant's Agents harmless from and against Claim incurred by or claimed against Tenant or Tenant's Agents, directly or indirectly, as a result of or in any way arising from the negligence or willful misconduct of Landlord, its officers, directors, employees and agents.

4.12.4 The obligations of this Section 4.12 shall be subject to the paragraph captioned "Waiver of Subrogation".

4.13     Tenant Insurance.

4.13.1 Tenant shall, throughout the Lease Term, at its own expense, keep and maintain in full force and effect the following policies:

(a) A policy of commercial general liability insurance, including a contractual liability endorsement covering Tenant's obligations under the paragraph captioned "Indemnification", insuring against claims of bodily injury and death or property damage or loss with a combined single limit at the Commencement Date of this Lease of not less than Five Million Dollars ($5,000,000.00), which limit shall be reasonably increased during the Lease Term at Landlord's request to reflect both increases in liability exposure arising from inflation as well as from changing use of the Premises or changing legal liability standards, which policy shall be payable on an "occurrence" rather than a "claims made" basis, and which policy names Landlord and Manager and, at Landlord's request Landlord's mortgage lender(s) or investment advisors, as additional insureds;

(b) A policy of extended property insurance (which is commonly called "all risk") covering Tenant Alterations (including Telecommunication Facilities), and any and all furniture, fixtures, equipment, inventory, improvements and other property in or about the Premises which is owned or leased by Tenant, for one hundred percent (100%) of the then current replacement cost of such property;

(c) Business interruption insurance in an amount sufficient to cover Tenant's costs, damages, lost income, and expenses should any or all of the Premises not be usable for a period of up to six (6) months;

(d) A policy of worker's compensation insurance as required by applicable law and employer's liability insurance with limits of no less than One Million Dollars ($1,000,000.00); and

(e) A policy of comprehensive automobile liability insurance, including loading and unloading, and covering owned, non-owned and hired vehicles, with limits of no less than One Million Dollars ($1,000,000.00) per occurrence.

4.13.2 All insurance policies required under this paragraph shall be with companies reasonably approved by Landlord and each policy shall provide that it is not subject to cancellation, lapse or reduction in coverage except after thirty (30) days' written notice to Landlord. Tenant shall deliver to Landlord and, at Landlord's request Landlord's mortgage lender(s), prior to the Commencement Date and from time to time thereafter, certificates evidencing the existence and amounts of all such policies. Tenant may provide the insurance coverage required in this Section 4.13 through "blanket" policies and with such deductibles and retentions as are reasonably acceptable to Landlord. If in the future due to a change in market conditions affecting office use tenants generally or tenants of buildings similarly situated to the Project, any of the types or amounts of insurance coverage required by this Section 4.13 are no longer commercially available at commercially reasonable rates, Tenant shall not be in default of this Lease for failure to obtain such unavailable insurance; provided that in such event, Tenant shall obtain such insurance as close to the required insurance coverage in type and amount as is commercially available at commercially reasonable rates and, upon request from Landlord, shall explain in writing to Landlord what steps Tenant is taking to mitigate the effect of the uninsured risks.

4.13.3 If Tenant fails, within ten (10) Business Days after receipt from Landlord of notice of such failure, to acquire or maintain any insurance or provide any certificate required by this paragraph, Landlord may, but shall not be required to, obtain such insurance or certificates and the reasonable costs associated with obtaining such insurance or certificates shall be payable by Tenant to Landlord within twenty (20) Business Days after demand.

4.14 Landlord's Insurance. Landlord shall, throughout the Lease Term, keep and maintain in full force and effect:

4.14.1 A policy of commercial general liability insurance, insuring against claims of bodily injury and death or property damage or loss with a combined single limit at the Commencement Date of not less than Five Million Dollars ($5,000,000.00), which policy shall be payable on an "occurrence" rather than a "claims made" basis;

4.14.2 A policy of extended property insurance (what is commonly called "all risk") covering the Building, Tenant Improvements and Landlord's personal property, if any, located on the Land in the amount of one hundred percent (100%) of the then current replacement value of such property; and

4.14.3 Landlord may, but shall not be required to, maintain other types of insurance as Landlord reasonably deems appropriate, including but not limited to, property insurance coverage for earthquakes and floods in such amounts as Landlord reasonably deems appropriate. Such policies may be "blanket" policies which cover other properties owned by Landlord. If in the future due to a change in market conditions affecting the availability of insurance coverage for buildings similarly situated to the Project or owners of such buildings, any of the types or amounts of insurance coverage required by this Section 4.14 are no longer commercially available at commercially reasonable rates, Landlord shall have no obligation hereunder for failure to obtain such unavailable insurance; provided that in such event, Landlord shall obtain such insurance as close to the required insurance coverage in type and amount as is commercially available at commercially reasonable rates.

4.15 Waiver of Subrogation. Notwithstanding anything in this Lease to the contrary, Landlord and Tenant hereby each waive and release the other from any and all Claims or any loss or damage that may occur to the Land, Building, Premises, or personal property located therein, by reason of fire or other casualty regardless of cause or origin, including the negligence or misconduct of Landlord, Tenant, Landlord's Agents or Tenant's Agents, but only to the extent of the insurance proceeds paid to such releasor under its policies of insurance or, if it fails to maintain the required policies, the insurance proceeds that would have been paid to such releasor if it had maintained such policies. Each party to this Lease shall promptly give to its insurance company written notice of the mutual waivers contained in this subparagraph, and shall cause its insurance policies to be properly endorsed, if necessary, to prevent the invalidation of any insurance coverages by reason of the mutual waivers contained in this subparagraph.

4.16     Assignment and Subletting by Tenant.

4.16.1 Except as expressly permitted by this Section 4.16, Tenant shall not have the right to assign, transfer, mortgage or encumber this Lease in whole or in part, nor sublet the whole or any part of the Premises, nor allow the occupancy of all or any part of the Premises by another, without first obtaining Landlord's consent, which consent may be granted or denied in accordance with this paragraph. Notwithstanding any permitted assignment or subletting, Tenant shall at all times remain directly, primarily and fully responsible and liable for the payment of all sums payable under this Lease and for compliance with all of its other obligations as tenant under this Lease. Landlord's acceptance of Base Rent, Additional Rent or any other sum from any assignee, sublessee, transferee, mortgagee or encumbrance holder shall not be deemed to be Landlord's approval of any such conveyance. Upon the occurrence and during the continuance of an uncured Event of Default, if the Premises or any part of the Premises is then subject to an assignment or subletting, Landlord may, at its option, collect directly from such assignee or subtenant all rents becoming due to Tenant under such assignment or sublease and apply such rents against any sums due to Landlord from Tenant under this Lease. No such collection shall be construed to constitute a novation or release of Tenant from the further performance of Tenant's obligations under this Lease. Landlord's right of direct collection shall be in addition to and not in limitation of any other rights and remedies provided for in this Lease or at law.

4.16.2 Except as expressly permitted in subsection 4.16.8, in the event Tenant desires to assign this Lease or to sublet all or any portion of the Premises, Tenant shall give written notice of such desire to Landlord setting forth the name of the proposed subtenant or assignee, the proposed term, the nature of the proposed subtenant's or assignee's business to be conducted on the Premises, the rental rate, and any other particulars of the proposed subletting or assignment that Landlord may reasonably request. Without limiting the preceding sentence, Tenant shall also provide Landlord with: (a) such financial information as Landlord may reasonably request concerning the proposed subtenant or assignee, including recent financial statements of the proposed subtenant or assignee; (b) proof satisfactory to Landlord that the proposed subtenant or assignee will occupy and thereafter use the entire Premises (or any sublet portion of the Premises) for the remainder of the Lease Term (or for the entire term of the sublease, if shorter) in compliance with the terms of this Lease; and (c) a copy of the proposed sublease or assignment or letter of intent. Tenant shall pay to Landlord, within twenty (20) Business Days after receipt of Landlord's written demand therefor, Landlord's reasonable out-of-pocket attorneys' fees incurred in the review of such documentation and in documenting Landlord's consent if Landlord engages outside counsel. Receipt of such fee shall not obligate Landlord to approve the proposed assignment or sublease.

4.16.3 In determining whether to grant or withhold consent to a proposed assignment or sublease, Landlord may consider, and weigh, any factor it deems relevant, in its reasonable discretion and shall not unreasonably withhold its consent. Without limiting what may be construed as a factor considered by Landlord, Tenant agrees that any one or more of the following will be proper grounds for Landlord's disapproval of a proposed assignment or sublease:

(a) Landlord believes that the proposed assignment or sublease may constitute or may cause this Lease to be a prohibited transaction under or otherwise violate ERISA;

(b) Landlord has had prior negative leasing experience with the proposed assignee or subtenant or an affiliate; as used in this clause, "negative leasing experience" means chronic late payment of rent, chronic complaints from other tenants regarding disruptive behavior, or similar events that would cause a reasonable landlord not to accept the proposed assignee or subtenant as a tenant;

(c) The use of the Premises by the proposed assignee or subtenant will not be permitted under the Permitted Uses;

(d) In Landlord's reasonable judgment, the proposed assignee or subtenant is engaged in a business that is materially different from Tenant's business and that will violate any negative covenant as to use contained in any other lease of space in the Building;

(e) The use of the Premises by the proposed assignee or subtenant will violate any Governmental Requirement or create a violation of Access Laws; or

(f) Landlord has had written negotiations with the proposed assignee or subtenant in the six (6) months preceding Tenant's request regarding the leasing of space by such proposed assignee or subtenant in the Project and space comparable in size to the Premises, or the proposed space to be sublet if less than the entire Premises, is available for the same term and on the same delivery date in the Project or, if the proposed assignee or subtenant is already a tenant of the Building, space comparable in size to the Premises, or the proposed space to be sublet if less than the entire Premises, is available for the same term and on the same delivery date in the Building; provided that after Landlord's initial lease up of the Building, the foregoing "non-compete" provision shall not apply to a sublet of the second floor area initially included in the Premises on the date of this Lease.

4.16.4 Within ten (10) Business Days after Landlord's receipt of all required information to be supplied by Tenant pursuant to this paragraph, Landlord shall notify Tenant of Landlord's approval, disapproval or conditional approval of any proposed assignment or subletting or of Landlord's election to recapture as described below. Landlord shall have no obligation to notify Tenant of its approval or disapproval unless and until all required information has been submitted. In the event Landlord approves of any proposed assignment or subletting, Tenant and the proposed assignee or sublessee shall execute and deliver to Landlord an assignment (or subletting) and assumption agreement in form and content reasonably satisfactory to Landlord.

4.16.5 If Landlord consents to any assignment or sublease and Tenant receives rent or any other consideration, either initially or over the term of the assignment or sublease, in excess of the Base Rent and Additional Rent (or, in the case of a sublease of a portion of the Premises, in excess of the Base Rent paid by Tenant on a square footage basis under this Lease), then after deducting Tenant's assignment and/or subleasing transaction costs (including but not limited to leasing commissions and cost of improvements) Tenant shall pay to Landlord fifty percent (50%) of such excess.

4.16.6 Landlord shall have the right to recapture the Premises or the applicable portion thereof (a "Recapture") by giving written notice of such Recapture to Tenant within ten (10) Business Days after receipt of Tenant's written request for Landlord's consent to such proposed assignment or subletting. Tenant shall have no right to retract its request for Landlord's consent to assign or sublease once such request has been made. Such Recapture shall terminate this Lease as to the applicable space effective on the prospective effective date of assignment or subletting, which shall be the last day of a calendar month and shall not be earlier than fifteen (15) Business Days after receipt of Tenant's request hereunder. If less than the entire Premises are recaptured, this Lease shall remain in full force and effect with respect to that remaining area not recaptured by Landlord. Tenant shall surrender that portion of the Premises recaptured by Landlord in accordance with the terms and conditions of this Lease, Base Rent shall be reduced in the same proportion as the reduction in size of the Premises, Tenant's Pro Rata Share shall be adjusted to subtract the portion attributable to the recaptured space, and Tenant shall thereafter have no liability with respect to the recaptured space. Notwithstanding the first sentence of this subparagraph, Landlord shall have no right to Recapture the Premises or applicable portion thereof if: (a) Tenant's proposed assignment or sublet is to an affiliate or wholly-owned subsidiary or is to a reorganized entity under which no change in ownership has occurred, or (b) Tenant's proposed assignment or sublet together with any previous assignments and sublets encompass, in the aggregate, net rentable area equal to or less than twenty percent (20%) of the total net rentable area of Premises.

4.16.7 Notwithstanding any contrary provision in the previous subparagraphs of this Section, Landlord's consent shall not be required for a proposed assignment or subletting of the Premises where (a) the assignment or subletting is to an affiliate or wholly-owned subsidiary of the Tenant or a reorganized entity under which no change of ownership has occurred or to the acquirer of all of the outstanding stock or substantially all the assets of Tenant (collectively, a "Related Entity"), (b) in the case of an assignment, the proposed assignee and any proposed guarantor has delivered to Landlord satisfactory evidence of financial worth (less goodwill) equal to or greater than that of Tenant and the guarantor of this Lease as of the effective date of the assignment or sublet under this Lease, and (c) the use of the Premises by the assignee or subtenant is permitted under the Permitted Uses. Landlord right of Recapture shall not apply to the assignments and subletting permitted by this subparagraph 4.16.7.

4.17 Assignment by Landlord. Landlord shall have the right to transfer and assign, in whole or in part, its rights and obligations under this Lease and in any and all of the Land or Building. If Landlord sells or transfers any or all of the Building, including the Premises, Landlord and Landlord's Agents shall, upon consummation of such sale or transfer, be released automatically from any liability relating to obligations or covenants under this Lease to be performed or observed after the date of such transfer, and in such event, Tenant agrees to look solely to Landlord's successor-in-interest with respect to such liability; provided that, as to the Lease Security Deposit and Prepaid Rent, Landlord shall not be released from liability therefor unless Landlord has delivered (by direct transfer or credit against the purchase price) the Lease Security Deposit or Prepaid Rent to its successor-in-interest.

4.18 Estoppel Certificates and Financial Statements. Tenant shall, from time to time, upon the written request of Landlord, execute, acknowledge and deliver to Landlord or its designee a written statement stating: (a) the date this Lease was executed and the date it expires; (b) the date Tenant entered into occupancy of the Premises; (c) the amount of monthly Base Rent and Additional Rent and the date to which such Base Rent and Additional Rent have been paid; and (d) certifying that (1) this Lease is in full force and effect and has not been assigned, modified, supplemented or amended in any way (or specifying the date of the agreement so affecting this Lease); (2) Landlord is not in breach of this Lease (or, if so, a description of each such breach) and that no event, omission or condition has occurred which would result, with the giving of notice or the passage of time, in a breach of this Lease by Landlord (or, if so, providing a description); (3) this Lease represents the entire agreement between the parties with respect to the Premises; (4) all required contributions by Landlord to Tenant on account of Tenant Improvements have been received (or describing any that have not been received); (5) on the date of execution, there exist no defenses or offsets which the Tenant has against the enforcement of this Lease by the Landlord (or describing any such defenses or offsets); (6) no Base Rent, Additional Rent or other sums payable under this Lease have been paid in advance except for Base Rent and Additional Rent for the then current (or next succeeding) month; (7) no security has been deposited with Landlord (or, if so, the amount of such security); (8) it is intended that any Tenant's statement may be relied upon by a prospective purchaser or mortgagee of Landlord's interest or an assignee of any such mortgagee; and (9) such other information as may be reasonably requested by Landlord. If Tenant fails to respond within ten (10) Business Days of its receipt of a written request by Landlord as provided in this paragraph, such shall be a breach of this Lease. In addition, Tenant shall, from time to time, upon the written request of Landlord, deliver to or cause to be delivered to Landlord or its designee unaudited financial statements (including a statement of operations and balance sheet and statement of cash flows) for the fiscal period most recently completed for which such statements are available (but in no event more than two quarters in arrears) and prepared in conformance with generally accepted accounting principles for (i) Tenant,

(ii) any successor entity to Tenant by merger or operation of law, and (iii) any guarantor of this Lease.

4.19 Modification for Lender. If, in connection with obtaining construction, interim or permanent financing for the Building or Land, Landlord's lender, if any, shall request reasonable modifications to this Lease as a condition to such financing, Tenant will not unreasonably withhold or delay its consent to such modifications; provided that, such modifications do not increase the obligations of Tenant under this Lease or materially adversely affect Tenant's rights under this Lease.

4.20     Hazardous Substances.

4.20.1 Neither Tenant nor any of Tenant's Agents shall store, place, generate, manufacture, refine, handle, or locate on, in, under or around the Land or Building any Hazardous Substance, except for storage, handling and use of reasonable quantities and types of cleaning fluids and office supplies in the Premises in the ordinary course and the prudent conduct of Tenant's business in the Premises. Tenant agrees that (a) the storage, handling and use of such permitted Hazardous Substances must at all times conform to all Governmental Requirements and to applicable fire, safety and insurance requirements; (b) the types and quantities of permitted Hazardous Substances which are stored in the Premises must be reasonable and appropriate to the nature and size of Tenant's operation in the Premises and reasonable and appropriate for a first-class building of the same or similar use and in the same market area as the Building; and (c) no Hazardous Substance shall be spilled or disposed of on, in, under or around the Land or Building or otherwise discharged from the Premises or any area adjacent to the Land or Building. In no event will Tenant be permitted to store, handle or use on, in, under or around the Premises any Hazardous Substance which will increase the rate of fire or extended coverage insurance on the Land or Building, unless: (1) such Hazardous Substance and the expected rate increase have been specifically disclosed in writing to Landlord; (2) Tenant has agreed in writing to pay any rate increase related to each such Hazardous Substance; and (3) Landlord has approved in writing each such Hazardous Substance, which approval shall be subject to Landlord's discretion.

4.20.2 Tenant shall indemnify, defend and hold harmless Landlord and Landlord's Agents from and against any and all Claims arising out of any breach by Tenant of any provision of this Section 4.20, which expenses shall also include laboratory testing fees, personal injury claims, clean-up costs and environmental consultants' fees. Tenant agrees that Landlord may be irreparably harmed by Tenant's breach of this paragraph and that a specific performance action may appropriately be brought by Landlord; provided that, Landlord's election to bring or not bring any such specific performance action shall in no way limit, waive, impair or hinder Landlord's other remedies against Tenant.

4.20.3 As of the execution date of this Lease, Tenant represents and warrants to Landlord that, except as otherwise disclosed by Tenant to Landlord, Tenant has no intent to bring any Hazardous Substances on, in or under the Premises except for the type and quantities authorized in the first paragraph of the paragraph captioned "Hazardous Substances."

4.20.4 As of the execution date of this Lease, Landlord represents and warrants, to the best of Landlord's knowledge, which is limited to the Phase 1 Environmental Site Assessment dated March 23, 2000 and prepared by ECS Ltd., which was previously disclosed to Tenant, that no Hazardous Substances are currently present on, in, under, or affecting the Land. Landlord further represents and warrants to Tenant that, as of the execution date of this Lease, Landlord has no actual knowledge that, as a result of Landlord's construction of the base building or other action under Landlord's control, Hazardous Substances exist in the Building except for naturally occurring amounts or as permitted by Government Requirements in construction materials contained in the Building.

4.21     Access Laws.

4.21.1 Tenant agrees to notify Landlord promptly if Tenant receives written notification or otherwise acquires actual knowledge of: (a) any condition or situation on, in, under or around the Land or Building which constitutes a violation of any Access Laws or (b) any threatened or actual lien, action or notice that the Land or Building is not in compliance with any Access Laws. If Tenant is responsible for such condition, situation, lien, action or notice under this paragraph, Tenant's notice to Landlord shall include a statement as to the actions Tenant proposes to take in response to such condition, situation, lien, action or notice.

4.21.2 Tenant shall not alter or permit any assignee or subtenant or any other person to alter the Premises in any manner which would violate any Access Laws or increase Landlord's responsibilities for compliance with Access Laws, without the prior approval of the Landlord. In connection with any such approval, Landlord may require a certificate of compliance with Access Laws from an architect, engineer or other person acceptable to Landlord. Tenant agrees to pay the reasonable fees incurred by such architect, engineer or other third party in connection with the issuance of such certificate of compliance. Landlord's consent to any proposed Tenant Alteration shall (a) not relieve Tenant of its obligations or indemnities contained in this paragraph or this Lease or (b) be construed as a warranty that such proposed alteration complies with any Access Law.

4.21.3 Tenant shall be solely responsible for all costs and expenses relating to or incurred in connection with: (a) failure of the Premises to comply with the Access Laws, and (b) bringing the Building and the common areas of the Building into compliance with Access Laws, if and to the extent such failure or noncompliance arises out of or relates to: (1) Tenant's use of the Premises for other than Permitted Uses, (2) any Tenant Alterations to the Premises; or (3) any Tenant Improvements constructed in the Premises at the request of Tenant after the Commencement Date.

4.21.4 Landlord shall be responsible for all costs and expenses relating to or incurred in connection with (a) failure of the Premises, Building or Land to comply with Access Laws and other Governmental Requirements in effect as of the Commencement Date, and (b) bringing the common areas of the Building into compliance with Access Laws, unless such costs and expenses are Tenant's responsibility as provided in the preceding subparagraph. Any cost or expense paid or incurred by Landlord to bring the Building and the Land into compliance with Access Laws which is Landlord's responsibility under this paragraph shall be amortized over the useful economic life of the improvements with interest at the Prime Rate plus two (2) percentage points, and shall be an Operating Cost for purposes of this Lease; provided that Landlord shall only pass through as an Operating Cost those costs incurred to bring the Building and the Land into compliance with provisions of Access Laws that become effective after the Commencement Date.

4.21.5 The provisions of this paragraph shall supersede any other provisions in this Lease regarding Access Laws, to the extent inconsistent with the provisions of any other paragraphs.

4.22 Quiet Enjoyment. Landlord covenants that Tenant, upon paying Base Rent, Additional Rent and all other sums payable under this Lease and performing all covenants and conditions required of Tenant under this Lease shall and may peacefully have, hold and enjoy the Premises without hindrance, interference or molestation by Landlord, or anyone claiming by, from or through Landlord.

4.23 Signs. Subject to compliance with all Governmental Requirements and Restrictions and provided that Tenant or Related Entities occupy in the aggregate at least one full floor of the Building or otherwise leases more rentable square footage in the Building than any other single tenant of the Building, Tenant shall have the exclusive right to install a sign on the Building exterior. The exact size, appearance and location of such sign shall be subject to Landlord's prior written approval (which approval shall not unreasonably be withheld, conditioned or delayed). Tenant's approved exterior signage plans and specifications will be attached to this Lease as Exhibit F prior to installation of such signage. Any and all costs in connection with the permitting, fabrication, installation, maintenance and removal of Tenant's sign (including the cost of removal of the sign and repair to the Building caused by such removal) shall be borne by Tenant. Tenant agrees to maintain each such sign, awning, canopy, decoration, lettering, advertising matter or other thing as may be approved, in good condition at all times. Tenant shall not inscribe an inscription, or post, place, or in any manner display any sign, notice, picture, placard or poster, or any advertising matter whatsoever, anywhere in or about the Project at places visible (either directly or indirectly as an outline or shadow on a glass pane) from anywhere outside the Premises without first obtaining Landlord's consent, unless permitted in Exhibit F. Upon vacation of the Premises on the expiration or earlier termination of this Lease, Tenant shall be responsible, at it sole cost, for the removal of such sign and the repair, painting and/or replacement of the structure to which the sign is attached including discoloration caused by such installation or removal. If

Tenant fails to perform such work, Landlord may cause the same to be performed, and the cost thereof shall be Additional Rent due and payable within twenty (20) Business Days after rendition of a bill therefor. At Landlord's cost and expense, Landlord shall install Building standard suite identification signage on the entry to the Premises and identification of Tenant on the Building directory.

4.24 Subordination. Tenant subordinates this Lease and all rights of Tenant under this Lease to any mortgage, deed of trust, ground lease or vendor's lien, or similar instrument which may from time to time be placed upon the Premises (and all renewals, modifications, replacements and extensions of such encumbrances), and each such mortgage, deed of trust, ground lease or lien or other instrument shall be superior to and prior to this Lease. Notwithstanding the foregoing, the holder or beneficiary of such mortgage, deed of trust, ground lease, vendor's lien or similar instrument shall have the right to subordinate or cause to be subordinated any such mortgage, deed of trust, ground lease, vendor's lien or similar instrument to this Lease or to execute a non-disturbance agreement in favor of Tenant on the standard form utilized by such lender or ground lessor. At the request of Landlord, the holder of such mortgage or deed of trust or any ground lessor, Tenant shall execute, acknowledge and deliver promptly in recordable form any instrument or subordination agreement that Landlord or such holder may reasonably request. Tenant further covenants and agrees that if the lender or ground lessor acquires the Premises as a purchaser at any foreclosure sale or otherwise, Tenant shall recognize and attorn to such party as landlord under this Lease, and shall make all payments required hereunder to such new landlord without deduction or set-off and, upon the request of such purchaser or other successor, execute, deliver and acknowledge documents confirming such attornment. Tenant waives the provisions of any law or regulation, now or hereafter in effect, which may give or purport to give Tenant any right to terminate or otherwise adversely affect this Lease or the obligations of Tenant hereunder in the event that any such foreclosure or termination or other proceeding is prosecuted or completed. Notwithstanding anything in this paragraph to the contrary, Landlord shall use reasonable efforts to obtain from any future mortgagee, trustee or lessor of the Land or Building a non-disturbance agreement in form reasonably acceptable to Tenant and such mortgagee, trustee or lessor.

4.25     Workers Compensation Immunity. [Intentionally Deleted.]

4.26 Brokers. Landlord agrees that it shall be solely responsible for any commission or finders fee owed to the Brokers in connection with this Lease. Each party to this Lease shall indemnify, defend and hold harmless the other party from and against any and all Claims asserted against such other party by any other real estate broker, finder or intermediary relating to any act of the indemnifying party in connection with this Lease.

4.27 Limitation on Recourse. Landlord has executed this Lease by its trustee signing solely in a representative capacity. Notwithstanding anything contained in this Lease to the contrary, Tenant confirms that the covenants of Landlord are made and intended, not as personal covenants of the trustee, or for the purpose of binding the trustee personally, but solely in the exercise of the representative powers conferred upon the trustee by its principal. Liability with respect to the entry and performance of this Lease by or on behalf of Landlord, however it may arise, shall be asserted and enforced only against Landlord's estate and equity interest in the Building. To the extent permitted by applicable law, neither Landlord nor any of Landlord's Agents shall have any personal liability in the event of any claim against Landlord arising out of or in connection with this Lease, the relationship of Landlord and Tenant or Tenant's use of the Premises. Further, in no event whatsoever shall any Landlord's Agent have any liability or responsibility whatsoever arising out of or in connection with this Lease, the relationship of Landlord and Tenant or Tenant's use of the Premises; provided that the foregoing limitation with respect to Landlord's Agents shall not release Manager from liability for the negligent or malfeasant acts or omissions of Manager, its agents or employees. Any and all personal liability, if any, beyond that which may be asserted under this paragraph, is expressly waived and released by Tenant and by all persons claiming by, through or under Tenant.

4.28     Mechanic's Liens and Tenant's Personal Property Taxes.

4.28.1 Tenant shall have no authority, express or implied, to create or place any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind, the interest of Landlord or Tenant in the Premises or to charge the rentals payable under this Lease for any Claims in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs. Tenant shall pay or cause to be paid in a timely manner all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the Premises on which any lien is or can be validly and legally asserted against its leasehold interest in the Premises and Tenant shall indemnify, defend and hold harmless Landlord from any and all Claims arising out of any such asserted Claims. Tenant agrees to give Landlord immediate written notice of any such Claim.

4.28.2 Tenant shall be liable for all taxes levied or assessed against personal property, furniture or fixtures placed by Tenant in the Premises. If any such taxes for which Tenant is liable are levied or assessed against Landlord or Landlord's property and Landlord elects to pay them or if the assessed value of Landlord's property is increased by inclusion of such personal property, furniture or fixtures and Landlord elects to pay the taxes based on such increase, Tenant shall reimburse Landlord for the sums so paid by Landlord, within twenty (20) Business Days after written demand by Landlord.

4.29     Landlord's Security Interest.  [Intentionally Deleted.]

                        SECTION 5: DEFAULT AND REMEDIES

5.1      Events of Default.

5.1.1 The occurrence of any one or more of the following events shall constitute a material default and breach of this Lease by Tenant ("Event of Default"):

(a) abandonment of all or any portion of the Premises;

(b) failure by Tenant to make any payment of Base Rent, Additional Rent or any other sum payable by Tenant under this Lease, where such failure shall continue for a period of five (5) Business Days after receipt of written notice from Landlord; provided that Landlord shall not be obligated to provide notice more than twice in any twelve-month period before such payment failure becomes an Event of Default;

(c) failure by Tenant to observe or perform any covenant or condition of this Lease, other than the making of payments, where such failure shall continue for a period of twenty (20) Business Days after written notice from Landlord; provided, however, that if such failure is of a nature that it cannot be cured within such twenty (20) day period, no Event of Default shall be deemed to have occurred if Tenant commences to cure such failure within such period and thereafter diligently prosecutes the same to completion;

(d) the failure of Tenant to surrender possession of the Premises at the expiration or earlier termination of this Lease in the condition required by this Lease;

(e) (1) the making by Tenant of any general assignment or general arrangement for the benefit of creditors; (2) the filing by or against Tenant of a petition in bankruptcy, including reorganization or arrangement, unless, in the case of a petition filed against Tenant, unless the same is dismissed within twenty (20) Business Days; (3) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located in the Premises or of Tenant's interest in this Lease; (4) any execution, levy, attachment or other process of law against Tenant's interest in this Lease, unless the same is dismissed within twenty (20) Business Days; (5) adjudication that Tenant is bankrupt; (6) the making by Tenant of a transfer in fraud of creditors; or (7) the failure of Tenant to generally pay its debts as they become due; or

(f) any information furnished by or on behalf of Tenant to Landlord in connection with the entry of this Lease is determined to have been materially false, misleading or incomplete when made.

5.1.2 If a petition in bankruptcy is filed by or against Tenant, and if this Lease is treated as an "unexpired lease" under applicable bankruptcy law in such proceeding, then Tenant agrees that Tenant shall not attempt nor cause any trustee to attempt to extend the applicable time period within which this Lease must be assumed or rejected.

5.2 Remedies. If any Event of Default occurs, Landlord may at any time after such occurrence, with or without notice or demand except as stated in this paragraph, and without limiting Landlord in the exercise of any right or remedy at law which Landlord may have by reason of such Event of Default, exercise the rights and remedies, either singularly or in combination, as are specified or described in the subparagraphs of this paragraph.

5.2.1 Landlord may terminate this Lease and all rights of Tenant under this Lease either immediately or at some later date by giving Tenant written notice that this Lease is terminated. If Landlord so terminates this Lease, then Landlord may recover from Tenant the sum of:

(a) the unpaid Base Rent, Additional Rent and all other sums payable under this Lease which have been earned at the time of termination;

(b) interest at the Default Rate on the unpaid Base Rent, Additional Rent and all other sums payable under this Lease which have been earned at the time of termination; plus

(c) the amount by which the unpaid Base Rent, Additional Rent and all other sums payable under this Lease which would have been earned after termination until the time of award exceeds the amount of such rental loss, if any, as Tenant affirmatively proves could have been reasonably avoided and interest on such excess at the Default Rate; plus

(d) the amount by which the aggregate of the unpaid Base Rent, Additional Rent and all other sums payable under this Lease for the balance of the Lease Term after the time of award exceeds the amount of such rental loss, if any, as Tenant affirmatively proves could be reasonably avoided, with such difference being discounted to present value at the Prime Rate at the time of award; plus

(e) any other amount necessary to compensate Landlord for the detriment proximately caused by Tenant's failure to perform Tenant's obligations under this Lease or which, in the ordinary course of things, would be likely to result from such failure, including, leasing commissions, tenant improvement costs, renovation costs and advertising costs; plus

(f) all such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

5.2.2 Landlord shall also have the right, with or without terminating this Lease, to re-enter the Premises and remove all persons and property from the Premises. Landlord may cause property so removed from the Premises to be stored in a public warehouse or elsewhere at the expense and for the account of Tenant.

5.2.3 Landlord shall also have the right, without terminating this Lease, to accelerate and recover from Tenant the sum of all unpaid Base Rent, Additional Rent and all other sums payable under the then remaining term of the Lease, discounting such amount to present value at the Prime Rate.

5.2.4 If Tenant abandons or surrenders the Premises without Landlord's consent, or if Landlord re-enters the Premises as provided in subparagraph 5.2.2 or takes possession of the Premises pursuant to legal proceedings or through any notice procedure provided by law, then, if Landlord does not elect to terminate this Lease, Landlord may, from time to time, without terminating this Lease, either
(a) recover all Base Rent, Additional Rent and all other sums payable under this Lease as they become due or (b) relet the Premises or any part of the Premises on behalf of Tenant for such term or terms, at such rent or rents and pursuant to such other provisions as Landlord, in its sole discretion, may deem advisable, all with the right, at Tenant's cost, to make alterations and repairs to the Premises and recover any deficiency from Tenant as set forth in subparagraph 5.2.6.

5.2.5 None of the following remedial actions, singly or in combination, shall be construed as an election by Landlord to terminate this Lease unless Landlord has in fact given Tenant written notice that this Lease is terminated: (a) an act by Landlord to maintain or preserve the Premises; (b) any efforts by Landlord to relet the Premises; (c) any repairs or alterations made by Landlord to the Premises; (d) re-entry, repossession or reletting of the Premises by Landlord pursuant to this paragraph; or (e) the appointment of a receiver, upon the initiative of Landlord, to protect Landlord's interest under this Lease. If Landlord takes any of the foregoing remedial action without terminating this Lease, Landlord may nevertheless at any time after taking any such remedial action terminate this Lease by written notice to Tenant.

5.2.6 If Landlord relets the Premises, Landlord shall apply the revenue from such reletting as follows: first, to the payment of any indebtedness of Tenant to Landlord other than Base Rent, Additional Rent or any other sums payable by Tenant under this Lease; second, to the payment of any cost of reletting (including finders' fees and leasing commissions); third, to the payment of the cost of any alterations, improvements, maintenance and repairs to the Premises; and fourth, to the payment of Base Rent, Additional Rent and other sums due and payable and unpaid under this Lease. Landlord shall hold and apply the residue, if any, to payment of future Base Rent, Additional Rent and other sums payable under this Lease as the same become due, and shall deliver the eventual balance, if any, to Tenant. Should revenue from letting during any month, after application pursuant to the foregoing provisions, be less than the sum of the Base Rent, Additional Rent and other sums payable under this Lease and Landlord's expenditures for the Premises during such month, Tenant shall be obligated to pay such deficiency to Landlord as and when such deficiency arises.

5.2.7 Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies provided in this Lease or by law (all such remedies being cumulative), nor shall pursuit of any remedy provided in this Lease constitute a forfeiture or waiver of any Base Rent, Additional Rent or other sum payable under this Lease or of any damages accruing to Landlord by reason of the violation of any of the covenants or conditions contained in this Lease.

5.2.8 If this Lease is terminated pursuant to this Section 5.2, Landlord shall use reasonable efforts to relet the Premises or any part thereof, alone or together with other premises, for such term or terms (which may be greater or less than the period which otherwise would have constituted the remainder of the Lease Term) and on such terms and conditions as Landlord may determine; provided however that Landlord shall not be obligated to relet or attempt to relet the Premises (or any portion thereof) before it has relet or attempted to relet all other space in the Project that is then available for lease; and in the event of reletting Landlord may relet the whole or any portion of the Premises for any period, to any tenant, and for any use and purpose on such terms and at such rentals as Landlord in its exclusive judgment may determine.

5.2.9 Tenant hereby waives its right of redemption pursuant to Section 401(e) of the Real Property Article of the Annotated Code of Maryland, as amended from time to time.

5.3 Right to Perform. If Tenant shall fail to pay any sum of money, other than Base Rent or Additional Rent, required to be paid by it under this Lease or shall fail to perform any other act on its part to be performed under this Lease, and such failure shall continue for ten (10) Business Days after Tenant's receipt of notice of such failure by Landlord, or such shorter time if reasonable under the circumstances, Landlord may, but shall not be obligated to, and without waiving or releasing Tenant from any obligations of Tenant, make such payment or perform such other act on Tenant's part to be made or performed as provided in this Lease. However, if such failure is of a nature that it cannot be cured within such ten (10) Business Day (or shorter) period, Landlord shall refrain from taking any action if Tenant commences to cure such failure within such period and thereafter diligently prosecutes the same to completion. Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of the nonpayment of sums due under this paragraph as in the case of default by Tenant in the payment of Base Rent.

5.4      Landlord's Default.

5.4.1 Landlord shall not be in default under this Lease unless Landlord fails to perform obligations required of Landlord within twenty (20) Business Days after written notice is delivered by Tenant to Landlord and to the holder of any mortgages or deeds of trust (collectively, "Lender") covering the Premises whose name and address shall have theretofore been furnished to Tenant in writing, specifying the obligation which Landlord has failed to perform; provided, however, that if the nature of Landlord's obligation is such that more than twenty (20) Business Days are required for performance, then Landlord shall not be in default if Landlord or Lender commences performance within such twenty
(20) Business Day period and thereafter diligently prosecutes the same to completion. All obligations of Landlord hereunder shall be construed as covenants, not conditions. Except as expressly permitted below, Tenant hereby waives the benefit of any laws granting it the right to perform Landlord's obligations, a lien upon the property of Landlord other than a judgment lien on the Project, and/or a lien upon Rent due Landlord, or the right to withhold Rent on account of any Landlord default. Tenant waives any right to seek consequential or punitive damages against Landlord.

5.4.2 If (i) Landlord fails to maintain and operate the Premises and common areas in accordance with its obligations under this Lease, (ii) such failure continues beyond the notice and cure period stated in subsection 5.4.1, and
(iii) the failure of Landlord to perform such obligations materially and adversely affects access to the Premises, parking in the designated parking areas of the Project, or otherwise materially and adversely affects Tenant's ability to operate its business in accordance with this Lease, then, subject to subsection 5.4.3 below, Tenant shall have the right to perform such obligation on Landlord's behalf, as long as (a) Tenant gives Landlord five (5) Business Days' notice of Tenant's intent to perform such obligation on Landlord's behalf and Tenant identifies in such notice the licensed contractors that Tenant intends to engage to perform such work, (b) Tenant performs such obligations in a good a workmanlike manner in accordance with all Governmental Requirements, and (c) Tenant promptly pays the cost of such work so that no liens or impositions are filed against the Premises or the Project. Upon completion of such obligations by Tenant, Tenant may deliver an invoice for the actual, reasonable costs incurred by Tenant in performing such obligation, and Landlord will reimburse such actual and reasonable costs within twenty (20) Business Days after receipt of such invoice. If Landlord fails to make such reimbursement as provided herein, Tenant shall have the right to offset such actual and reasonable costs against the next installments of Base Rent falling due, subject, however, to the terms of this Section 5.4.

5.4.3 Notwithstanding anything to the contrary contained herein, or in any applicable Governmental Requirement or rule of procedure, if, prior to Tenant's commencement of its self-help right under the preceding subsection 5.4.2, Landlord disputes in good faith Tenant's claim of default by Landlord or Landlord reasonably objects to Tenant's choice of contractors, Tenant shall not engage in self-help nor in any event shall Tenant abate or reduce any payment of Base Rent, Additional Rent or other sum payable by Tenant under this Lease as permitted in subsection 5.4.2 unless and until either (as Tenant shall elect)
(A) Tenant shall have obtained a final, unappealed and unappealable judgment establishing such violation and the damages arising therefrom, or (B) such alleged violation or violations of this Lease shall have been submitted to mandatory, binding arbitration by the parties as follows.

5.4.4 If Landlord and Tenant cannot reach agreement on (i) whether Landlord has defaulted in its maintenance and repair obligations and is not diligently proceeding to correct such default or (ii) on Tenant's selection on contractors, then either party may submit such dispute to binding arbitration as provided herein. The arbitration shall be conducted before a single, independent arbitrator chosen pursuant to the then prevailing rules of the American Arbitration Association (the "Arbitrator") who shall alone decide the matter and whose decision shall be binding on the parties, be final, and shall not be subject to appeal. The Arbitrator will have a minimum of ten (10) years' experience in a profession related to the subject matter of the dispute and in the locale where the Building is situated, and the then-prevailing Commercial Arbitration Rules of the American Arbitration Association shall govern the proceeding. The arbitration shall occur at the office of the American Arbitration Association closest to where the Building is located. Both parties shall continue performing their Lease obligations pending the determination of the arbitration proceeding, except as otherwise provided in this Lease. The Arbitrator shall have no power to change the Lease provisions and the Arbitrator shall base his/her decision on the provisions of this Lease and, as appropriate, shall apply the law stated in Section 6.5 of this Lease. The Arbitrator shall have no power to award punitive or exemplary damages. The Arbitrator shall submit his/her findings in writing within thirty (30) days of the Arbitrator's appointment. The Arbitrator shall assess the costs of the arbitration in the final award. The findings of the Arbitrator shall be binding on both Landlord and Tenant.

                      SECTION 6: MISCELLANEOUS PROVISIONS

6.1 Notices. Any notice, request, approval, consent or written communication required or permitted to be delivered under this Lease shall be: (a) in writing;
(b) transmitted by personal delivery, express or courier service, United States Postal Service in the manner described below, or electronic means of transmitting written material; and (c) deemed to be delivered on the date received or the date delivery is refused. Such writings shall be addressed to Landlord or Tenant, as the case may be, at the respective designated addresses set forth opposite their signatures, or at such other address(es) as they may, after the execution date of this Lease, specify by written notice delivered in accordance with this paragraph, with copies to the persons at the addresses, if any, designated opposite each party's signature. Those notices which contain a notice of breach or default or a demand for performance may be sent by any of the methods described in clause (b) above, but if transmitted by personal delivery or electronic means, shall also be sent concurrently by certified or registered mail, return receipt requested.

6.2 Attorney's Fees and Expenses. In the event either party requires the services of an attorney in connection with enforcing the terms of this Lease, or in the event suit is brought for the recovery of Base Rent, Additional Rent or any other sums payable under this Lease or for the breach of any covenant or condition of this Lease, or for the restitution of the Premises to Landlord or the eviction of Tenant during the Lease Term or after the expiration or earlier termination of this Lease, the non-breaching party shall be entitled to a reasonable sum for attorney's and paralegal's fees, expenses and court costs, including those relating to any appeal.

6.3 No Accord and Satisfaction. No payment by Tenant or receipt by Landlord of an amount less than the Base Rent or Additional Rent or any other sum due and payable under this Lease shall be deemed to be other than a payment on account of the Base Rent, Additional Rent or other such sum, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed an accord and satisfaction, nor preclude Landlord's right to recover the balance of any amount payable or Landlord's right to pursue any other remedy provided in this Lease or at law.

6.4 Successors; Joint and Several Liability. Except as provided in the paragraph captioned "Limitation on Recourse" and subject to the paragraph captioned "Assignment and Subletting by Landlord", all of the covenants and conditions contained in this Lease shall apply to and be binding upon Landlord and Tenant and their respective heirs, executors, administrators, successors and assigns. In the event that more than one person, partnership, company, corporation or other entity is included in the term "Tenant", then each such person, partnership, company, corporation or other entity shall be jointly and severally liable for all obligations of Tenant under this Lease.

6.5 Choice of Law. This Lease shall be construed and governed by the laws of the state in which the Land is located. Tenant and Landlord each consents to venue and jurisdiction in the State and Federal courts located in Maryland for any legal proceeding brought by Landlord or Tenant to enforce the terms of this Lease.

6.6 No Waiver of Remedies. The waiver by either party of any covenant or condition contained in this Lease shall not be deemed to be a waiver of any subsequent breach of such covenant or condition nor shall any custom or practice which may develop between the parties in the administration of this Lease be construed to waive or lessen the rights of either party to insist on the strict performance by the other party of all of the covenants and conditions of this Lease. No act or thing done by Landlord or Landlord's Agents during the Lease Term shall be deemed an acceptance or a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless made in writing and signed by Landlord. The mention in this Lease of any particular remedy shall not preclude Landlord from any other remedy it might have, either under this Lease or at law, nor shall the waiver of or redress for any violation of any covenant or condition in this Lease or in any of the rules or regulations attached to this Lease or later adopted by Landlord, prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. The receipt by Landlord of Base Rent, Additional Rent or any other sum payable under this Lease with knowledge of a breach of any covenant or condition in this Lease shall not be deemed a waiver of such breach. The failure of Landlord to enforce any of the rules and regulations attached to this Lease or later adopted, against Tenant or any other tenant in the Building, shall not be deemed a waiver. Any waiver by either party must be in writing and signed by such party to be effective.

6.7 Offer to Lease. The submission of this Lease in a draft form to Tenant or its broker or other agent does not constitute an offer to Tenant to lease the Premises. This Lease shall have no force or effect until: (a) it is executed and delivered by Tenant to Landlord; and (b) it is executed and delivered by Landlord to Tenant.

6.8 Force Majeure. In the event that Landlord or Tenant shall be delayed, hindered in or prevented from the performance of any act or obligation required under this Lease (other than Tenant's obligation to pay Base Rent and Additional Rent hereunder) by reason of acts of God, strikes, lockouts, labor troubles or disputes, inability to procure or shortage of materials or labor, failure of power or utilities, delay in transportation, fire, vandalism, accident, flood, severe weather, other casualty, Governmental Requirements (including mandated changes in the Plans and Specifications or the Tenant Improvements resulting from changes in pertinent Governmental Requirements or interpretations thereof), riot, insurrection, civil commotion, sabotage, explosion, war, natural or local emergency, acts or omissions of others,or other reasons of a similar or dissimilar nature not solely the fault of, or under the exclusive control of, the delayed party, then performance of such act or obligation shall be excused for the period of the delay and the period for the performance of any such act or obligation shall be extended for the period equivalent to the period of such delay.

6.9 Landlord's Consent. Unless otherwise provided in this Lease, whenever Landlord's consent, approval or other action is required under the terms of this Lease, such consent, approval or action shall be subject to Landlord's judgment or discretion exercised in good faith and shall be delivered in writing.

6.10 Severability; Captions. If any clause or provision of this Lease is determined to be illegal, invalid, or unenforceable under present or future laws, the remainder of this Lease shall not be affected by such determination, and in lieu of each clause or provision that is determined to be illegal, invalid or unenforceable, there be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable. Headings or captions in this Lease are added as a matter of convenience only and in no way define, limit or otherwise affect the construction or interpretation of this Lease.

6.11 Interpretation. Whenever a provision of this Lease uses the term (a) "include" or "including", that term shall not be limiting but shall be construed as illustrative, (b) "covenant", that term shall include any covenant, agreement, term or provision, (c) "at law", that term shall mean as specified in any applicable statute, ordinance or regulation having the force of law or as determined at law or in equity, or both, and (d) "day", that uncapitalized word shall mean a calendar day. This Lease shall be given a fair and reasonable interpretation of the words contained in it without any weight being given to whether a provision was drafted by one party or its counsel.

6.12 Incorporation of Prior Agreement; Amendments. This Lease contains all of the agreements of the parties to this Lease with respect to any matter covered or mentioned in this Lease, and no prior agreement or understanding pertaining to any such matter shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties to this Lease or their respective successors in interest.

6.13 Authority. If Tenant is a partnership, company, corporation or other entity, each individual executing this Lease on behalf of Tenant represents and warrants to Landlord that he or she is duly authorized to so execute and deliver this Lease and that all partnership, company, corporation or other entity actions and consents required for execution of this Lease have been given, granted or obtained. If Tenant is a partnership, company, corporation or other business organization, it shall, within ten (10) Business Days after demand by Landlord, deliver to Landlord satisfactory evidence of the due authorization of this Lease and the authority of the person executing this Lease on its behalf.

6.14 Time of Essence. Time is of the essence with respect to the performance of every covenant and condition of this Lease.

6.15 Survival of Obligations. Notwithstanding anything contained in this Lease to the contrary or the expiration or earlier termination of this Lease, any and all obligations of either party accruing prior to the expiration or termination of this Lease shall survive the expiration or earlier termination of this Lease, and either party shall promptly perform all such obligations whether or not this Lease has expired or terminated. Such obligations shall include any and all indemnity obligations set forth in this Lease.

6.16 Consent to Service. Tenant irrevocably consents to the service of process of any action or proceeding at the address of the Premises after the Commencement Date. Nothing in this paragraph shall affect the right to serve process in any other manner permitted by law.

6.17 Landlord's Authorized Agents. Notwithstanding anything contained in the Lease to the contrary, including without limitation, the definition of Landlord's Agents, only officers of Riggs Bank N.A., are authorized to amend, renew or terminate this Lease, or to compromise any of Landlord's claims under this Lease or to bind Landlord in any manner. Without limiting the effect of the previous sentence, no property manager or broker shall be considered an authorized agent of Landlord to amend, renew or terminate this Lease, to compromise any of Landlord's claims under this Lease or to bind Landlord in any manner.

6.18 Waiver of Jury Trial. Landlord and Tenant irrevocably waive the respective rights to trial by jury in any action, proceeding or counterclaim brought by either against the other (whether in contract or tort) on any matter arising out of or relating in any way to this Lease, the relationship of Landlord and Tenant or Tenant's use or occupancy of the Premises.








                             Signatures on Next Page

         IN WITNESS WHEREOF, this Lease has been executed the day and year first above set forth.

Designated Address for Landlord:      LANDLORD:
-------------------------------       ---------

c/o Riggs & Company/MEPT              RIGGS &  COMPANY,  a division  of Riggs
Attn: Senior Asset Manager            Bank, N.A., as Trustee of the Multi-
808 17th Street, N.W.                 Employer Property Trust, a trus organized
Washington, DC  20006                 under 12 C.F.R. Section 9.18
Facsimile:  202-835-6887              By:
                                      Name:
                                      Its:
with a copy to Manager at:

Trammell Crow Company
7 St. Paul Street
Baltimore, Maryland 21202

Designated Address for Tenant:        TENANT:
-----------------------------         ------

Prior  to the Commencement Date:

General Physics Corporation           General Physics Corporation,
Attn: K.L. Crawford, General Counsel  A Delaware Corporation
6700 Alexander Bell Drive, Suite 400
Columbia, MD 21046

Facsimile: 410-290-2646               By:

                                      Name:

After the Commencement Date:          Its:

General Physics Corporation
Attn:  K.L.  Crawford, General Counsel
6095 Marshalee Drive, Suite 300
Elkridge, MD  21075

                            LANDLORD ACKNOWLEDGEMENT

                                    )
DISTRICT OF COLUMBIA       ) ss.
                                    )

On this _____ day of _______________, 2002, before me personally appeared _________________________, to me known to be a _____________________ of Riggs &
Company, a division of Riggs Bank N.A., the Trustee of the Multi-Employer Property Trust, the national banking association that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said national banking association as trustee, for the uses and purposes therein mentioned, and on oath stated that __________ was authorized to execute said instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.


                 Name: _________________________________________
                       NOTARY PUBLIC in and for the District of Columbia,
                residing at ____________________. My appointment
                                            expires: ______________________.

                      TENANT ACKNOWLEDGEMENT (CORPORATION)

-----------------------------       )
                                            ) ss.
-----------------------------       )

On this _______ day of _______________, 2002, before me, a Notary Public in and for the of ___________________________, personally appeared
_______________________________, the ________________________ of General Physics
Corporation, the corporation that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that s/he/they was/were authorized to execute said instrument.

         WITNESS my hand and official seal hereto affixed the day and year first as above written.

                 Name: _________________________________________
                       NOTARY PUBLIC in and for the State of                ,

                       residing at ____________________. My appointment expires: ______________________.

 [NOTARIAL SEAL]

                                - Guaranty -

                                 LEASE GUARANTY

         THIS GUARANTY is made as of _________________, 2002 by GP STRATEGIES CORPORATION, having an address at 9 West 57th Street, Suite 4170, New York, NY 10019 ("Guarantor") in favor of RIGGS & COMPANY, a division of Riggs Bank N.A., as Trustee of the Multi-Employer Property Trust, a trust organized under 12 C.F.R. Section 9.18 ("Landlord").

         A. Landlord and General Physics Corporation ("Tenant") have entered into an Agreement of Lease of even date herewith (as hereafter amended from time to time, the "Lease"), pertaining to the lease of the premises consisting of 30,208 square feet of rentable area located on the second and third floors of 6095 Marshallee Drive, Elkridge, Maryland.

         B. Guarantor has a material business interest in Tenant, and it is a condition precedent to the Landlord's entering into the Lease that Guarantor guarantee the Lease.

         C. Capitalized terms not otherwise defined herein have the meanings given to them in the Lease.

         NOW, THEREFORE, WITNESSETH, in consideration of the agreement of Landlord to enter into the Lease with Tenant, Guarantor, jointly and severally if more than one, hereby covenants and agrees as follows: 1. Guaranty. Guarantor hereby unconditionally guarantees to Landlord the full, complete, and timely payment and performance by Tenant of all of the terms, covenants, and conditions of Tenant under or pursuant to the Lease, including without limitation, the payment of all Base Rent and Additional Rent and any other commitment to pay money whether or not designated in the Lease as rent (collectively, the "Rent") when due without deduction by reason of any set-off, defense, or counterclaim, irrespective of any invalidity therein or the unenforceability thereof.

2. Consent To Lease. Guarantor hereby unconditionally consents to the terms, covenants, and conditions of the Lease.

3. Consent To Amendments And Extensions. Guarantor hereby consents, without notice to Guarantor, to any changes or alterations that may be made by mutual written agreement of Landlord and Tenant in any term, covenant, or condition of the Lease and to the extension (which term includes renewals and holding over) of the Lease, in whole or in part from time to time, whether or not for a term in excess of the original term and any extension terms. Guarantor agrees in case the dates of payment of Rent shall be changed in whole or in part, that all moneys due hereunder shall be paid when due according to such change or extension. Guarantor further consents to the waiving or amendment by Landlord of any term, covenant, or condition of the Lease or of any forbearance, indulgence, or release granted thereunder.

4. Consent To Assignment And Sublease. Guarantor further consents to any assignment or sublease of the Lease or any license, concession, franchise, or use agreement of the Premises. No such assignment, sublease, or agreement shall affect this Guaranty.

5. Obligations Of Guarantor. If Tenant shall fail to cure an Event of Default under the Lease, Guarantor hereby unconditionally guarantees to Landlord that Guarantor shall then (a) pay (without first requiring the Landlord to proceed against Tenant, any other person, or any other security) to the Landlord all sums due and owing under the Lease, including without limitation interest, premiums, and charges on past due obligations of Tenant, and (b) cure any Event of Default under the Lease. Guarantor further agrees to indemnify and hold harmless Landlord from any loss (including reasonable attorneys' fees) resulting from any Event of Default by Tenant under the Lease or any default by the Guarantor under the terms of this Guaranty.

6. Waivers By Guarantor. Guarantor hereby waives presentment, demand for payment, protest, notice of nonpayment, promptness, and diligence. Guarantor hereby waives notice of acceptance of this Guaranty by Landlord and any and all notices and demands of every kind and description which may be required to be given by any statute or rule of law and Guarantor agrees that the liability of Guarantor hereunder shall in no way be affected, diminished, or released by any forbearance or indulgence which may be granted to Tenant (or to any successor thereto or to any person or entity which shall have assumed the obligations thereof) or by any waiver of any term, covenant, or condition in the Lease by Landlord or by reason of any change or modification in the Lease, or by the acceptance of additional security or the release by Landlord of any security or of any person or entity primarily or secondarily liable, including Tenant and one or more of the undersigned; or by the failure of Landlord to protect, secure, preserve, or insure any security.

7. Enforcement By Landlord. Guarantor agrees that this Guaranty may be enforced by Landlord without enforcing any rights Landlord may have against any other person or entity or any collateral. Guarantor further agrees that nothing herein contained shall prevent Landlord from suing on the Lease or from exercising any other right available to it under the Lease or against any other person or entity, and the exercise of any of the aforementioned rights shall not constitute a legal or equitable discharge of Guarantor, it being the purpose and intent of Guarantor that its obligations under this Guaranty shall be absolute and unconditional until all terms, covenants, and conditions of the Lease have been completely fulfilled.

8. Effect Of Bankruptcy. This Guaranty shall remain in full force and effect notwithstanding the institution by or against Tenant of any insolvency, bankruptcy, or reorganization proceedings or the disaffirmance of the Lease in such proceedings or otherwise. This Guaranty shall continue to be effective or to be reinstated, as the case may be, if at any time any payment is rescinded or must otherwise be returned by Landlord upon the insolvency, bankruptcy, or reorganization of Tenant or otherwise, all as though such payment had not been made.

9. Claims By Guarantor Against Tenant. Nothing hereunder contained shall operate as a release or discharge, in whole or in part, of any claim of Guarantor against Tenant by subrogation or otherwise, by reason of any act done or any payment made by Guarantor pursuant to the provisions of this Guaranty; but all such claims shall be subordinate to the claims of Landlord.

10. Waiver Of Exemptions. All the laws exempting real or personal property from execution and inquisition and extension upon any levy on real or personal property are hereby waived and condemnation agreed to, and no benefit of exemption will be claimed under or by virtue of any exemption law now in force or which hereafter may be passed.

11. Notices. Any notice to Guarantor required or permitted by this Guaranty shall be sent to Guarantor at its address set forth above.

12. Applicable Law; Jurisdiction. Guarantor hereby acknowledges, consents, and agrees (i) that the provisions of this Guaranty and the rights of all parties mentioned herein shall be governed by the laws of the State of Maryland and interpreted and construed in accordance with such laws (excluding Maryland conflict of laws) and (ii) that the United States District Court of the District of Maryland and any court of competent jurisdiction in the State of Maryland shall have jurisdiction in any proceeding instituted to enforce this Guaranty, and any objections to venue are hereby waived.

13. Binding Effect. The rights, powers, privileges, and discretions (collectively, the "rights") to which Landlord may be entitled hereunder shall inure to the benefit of Landlord and Landlord's personal representatives, successors, and assigns. All the rights of Landlord are cumulative and not alternative and may be enforced successively or concurrently. Failure of Landlord to exercise any of its rights shall not be deemed a waiver thereof, and no waiver of any of its rights shall be deemed to apply to any other rights, nor shall it be effective unless in writing and signed by Landlord. The terms, covenants, and conditions of or imposed upon Guarantor herein shall be binding upon the personal representatives, successors, and assigns of each Guarantor.

14. Severability. If any provision (or any part of any provision) contained in this Guaranty shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Guaranty, but this Guaranty shall be construed as if such invalid, illegal, or unenforceable provision (or part thereof) had never been contained herein but only to the extent it is invalid, illegal, or unenforceable.

15. Grammar. When used herein, the singular shall include the plural; the plural, the singular; and the use of any gender shall be applicable to all genders.

16. Time Of Essence. Time is of the essence.

17. Counterparts. This Guaranty may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, and all of which taken together shall constitute but one and the same instrument. This Guaranty shall be fully effective against any Guarantor which signs below, even if one or more persons whose name or names appear below does not execute this Guaranty.

18. Captions. The captions appearing in this Guaranty are inserted only as a matter of convenience and do not define, limit, construe, or describe the scope or intent of the Sections of this Guaranty nor in any way affect this Guaranty.


         IN WITNESS WHEREOF, Guarantor has caused this instrument to be duly executed under seal and delivered as of the date first above written.

WITNESS:                               GUARANTOR
                                       GP STRATEGIES CORPORATION




________________________               By:___________________________(SEAL)
                                       Name:
                                       Title:

                          ACKNOWLEDGEMENT OF GUARANTOR

-----------------------------       )
                                            ) ss.
-----------------------------       )

On this _______ day of _______________, 2002, before me, a Notary Public in and for the of ___________________________, personally appeared
_______________________________,  the  ________________________ of GP Strategies
Corporation, the corporation that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that s/he/they was/were authorized to execute said instrument.

         WITNESS my hand and official seal hereto affixed the day and year first as above written.


                 Name: _________________________________________
                        NOTARY PUBLIC in and for the State of                ,

                residing at ____________________. My appointment
                                            expires: ______________________.

 [NOTARIAL SEAL]